NATIONWIDE LIFE INSURANCE COMPANY
              Flexible Premium Deferred Variable Annuity Contracts
             Issued by Nationwide Life Insurance Company through its
                         Nationwide Variable Account-12 The date of this
                   prospectus is May 1, 2004.

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This prospectus contains basic information you should understand about the contracts before investing - the annuity contract is the legally binding instrument governing the relationship between you and Nationwide should you choose to invest. Please read this prospectus carefully and keep it for future reference.

The Statement of Additional Information (dated May 1, 2004), which contains additional information about the contracts and the variable account, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The table of contents for the Statement of Additional Information is on page 40. For general information or to obtain free copies of the Statement of Additional Information, call Nationwide's service center at 1-866-221-1100 (TDD 1-800-238-3035) or write

                        Nationwide Life Insurance Company
                         One Nationwide Plaza, RR1-04-F4
                              Columbus, Ohio 43215

The Statement of Additional Information and other material incorporated by reference can be found on the SEC website at: www.sec.gov. Information about this product can be found at www.waddell.com.

Before investing, understand that annuities and/or life insurance products are not insured by the FDIC, NCUSIF, or any other Federal government agency, and are not deposits or obligations of, guaranteed by, or insured by the depository institution where offered or any of its affiliates. Annuities that involve investment risk may lose value. These securities have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of the prospectus. Any representation to the contrary is a criminal offense.

This contract contains features that apply credits to the contract value. The benefit of the credits may be more than offset by the additional fees that the contract owner will pay in connection with the credits. A contract without credits may cost less. Additionally, with respect to the Extra Value Options, be aware that the cost of electing the option and the recapture of the credits (in the event of a surrender) could exceed any benefit of receiving the Extra Value Option credits.
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The following is a list of the underlying mutual funds available under the contract.

W&R Target Funds, Inc.

o    Asset Strategy Portfolio
o    Balanced Portfolio
o    Bond Portfolio
o    Core Equity Portfolio
o    Dividend Income Portfolio
o    Growth Portfolio
o    High Income Portfolio
o    International Portfolio
o    International II Portfolio
o    Limited-Term Bond Portfolio
o    Micro Cap Growth Portfolio
o    Money Market Portfolio
o    Science and Technology Portfolio
o    Small Cap Growth Portfolio
o    Small Cap Value Portfolio
o    Value Portfolio

Purchase payments not invested in the underlying mutual funds of the Nationwide Variable Account-12 ("variable account") may be allocated to the fixed account or the Guaranteed Term Options (Guaranteed Term Options may not be available in every jurisdiction - refer to your contract for specific information).

Glossary of Special Terms

Accumulation unit- An accounting unit of measure used to calculate the contract value allocated to the variable account before the annuitization date.

Annuitization date- The date on which annuity payments begin.

Annuity commencement date- The date on which annuity payments are scheduled to begin.

Annuity unit- An accounting unit of measure used to calculate the value of variable annuity payments.

Contract value- The value of all accumulation units in a contract plus any amount held in the fixed account and any amount held under Guaranteed Term Options.

Contract year- Each year the contract is in force beginning with the date the contract is issued.

Fixed account- An investment option that is funded by Nationwide's general account.

General account- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

Individual Retirement Account- An account that qualifies for favorable tax treatment under Section 408(a) of the Internal Revenue Code, but does not include Roth IRAs.

Individual Retirement Annuity or IRA- An annuity contract that qualifies for favorable tax treatment under Section 408(b) of the Internal Revenue Code, but does not include Roth IRAs.

Investment-Only Contract- A contract purchased by a qualified pension, profit-sharing or stock bonus plan as defined by Section 401(a) of the Internal Revenue Code.

Nationwide- Nationwide Life Insurance Company.

Net Asset Value- The value of one share of an underlying mutual fund at the end of a market day or at the close of the New York Stock Exchange.

Non-Qualified Contract- A contract which does not qualify for favorable tax treatment as a Qualified Plan, IRA, Roth IRA, SEP IRA, Simple IRA, or Tax Sheltered Annuity.

Qualified Plan- A retirement plan that receives favorable tax treatment under
Section 401 of the Internal Revenue Code, including Investment-Only Contracts. In this prospectus, all provisions applicable to Qualified Plans also apply to Investment-Only Contracts unless specifically stated otherwise.

Roth IRA- An annuity contract which qualifies for favorable tax treatment under
Section 408A of the Internal Revenue Code.

SEP IRA- An annuity contract which qualifies for favorable tax treatment under
Section 408(k) of the Internal Revenue Code.

Simple IRA- An annuity contract which qualifies for favorable tax treatment under Section 408(p) of the Internal Revenue Code.

Sub-accounts- Divisions of the variable account for which accumulation units and annuity units are separately maintained - each sub-account corresponds to a single underlying mutual fund.

Tax Sheltered Annuity- An annuity that qualifies for favorable tax treatment under Section 403(b) of the Internal Revenue Code. None of the Tax Sheltered Annuities sold under this prospectus are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

Valuation date- Each day the New York Stock Exchange and Nationwide's home office are open for business, or any other day during which there is a sufficient degree of trading of underlying mutual fund shares such that the current net asset value of accumulation units or annuity units might be materially affected.

Valuation period- The period of time commencing at the close of a valuation date and ending at the close of business for the next succeeding valuation date.

Variable account- Nationwide Variable Account-12, a separate account of Nationwide that contains variable account allocations. The variable account is divided into sub-accounts, each of which invests in shares of a separate underlying mutual fund.

Table of Contents

Glossary of Special Terms....................................2
Table of Contents............................................3
Contract Expenses............................................4
Underlying Mutual Fund Annual Expenses.......................6
Example......................................................6
Synopsis of the Contracts....................................7
Financial Statements.........................................9
Nationwide Life Insurance Company............................9
General Distributor..........................................9
Investing in the Contract....................................9
     The Variable Account and Underlying Mutual Funds
     Guaranteed Term Options
     The Fixed Account
The Contract in General.....................................12
     Distributions, Promotional and Sales Expenses
     Underlying Mutual Funds
     Profitabilty
Standard Charges and Deductions.............................13
     Variable Account Charge
     Contract Maintenance Charge
     Contingent Deferred Sales Charge
     Premium Taxes
     Short-Term Trading Fees
Optional Contract Benefits, Charges
     and Deductions.........................................15
     Death Benefit Options
     Spousal Protection Annuity Option
     Beneficiary Protector II Option
     Extra Value Options
     Capital Preservation Plus Option
Removal of Variable Account Charges.........................21
Ownership and Interests in the Contract.....................22
     Contract Owner
     Joint Owner
     Contingent Owner
     Annuitant
     Contingent Annuitant
     Co-Annuitant
     Joint Annuitant
     Beneficiary and Contingent Beneficiary
     Changes to the Parties to the Contract
Operation of the Contract...................................23
     Minimum Initial and Subsequent Purchase Payments
     Purchase Payment Credits
     Pricing
     Allocation of Purchase Payments
     Determining the Contract Value
     Transfer Requests
     Transfers Prior to Annuitization
     Transfers After Annuitization
     Transfer Restrictions
Right to Examine and Cancel.................................27

Surrender (Redemption) Prior to Annuitization...............27
     Partial Surrenders (Partial Redemptions)
     Full Surrenders (Full Redemptions)
Surrender (Redemption) After Annuitization..................28
Surrenders Under Certain Plan Types.........................28
     Surrenders Under a Tax Sheltered Annuity
     Surrenders Under a Texas Optional Retirement Program
        or a Louisiana Optional Retirement Plan
Loan Privilege..............................................29
     Minimum and Maximum Loan Amounts
     Maximum Loan Processing Fee
     How Loan Requests are Processed
     Loan Interest
     Loan Repayment
     Distributions and Annuity Payments
     Transferring the Contract
     Grace Period and Loan Default
Assignment..................................................30
Contract Owner Services.....................................30
     Asset Rebalancing
     Dollar Cost Averaging
     Fixed Account Interest Out Dollar Cost Averaging
     Systematic Withdrawals
Death Benefits..............................................31
     Death of Contract Owner
     Death of Annuitant
     Death of Contract Owner/Annuitant
     Death Benefit Payment
     Death Benefit Calculations
Annuity Commencement Date...................................35
Annuitizing the Contract....................................35
     Annuitization Date
     Annuitization
     Fixed Annuity Payments
     Variable Annuity Payments
     Frequency and Amount of Annuity Payments
Annuity Payment Options.....................................37
     Annuity Payment Options for Contracts with Total
        Purchase Payments Less Than or Equal to $2,000,000 Annuity Payment Options for Contracts with Total
        Purchase Payments Greater Than $2,000,000
Statements and Reports......................................37
Legal Proceedings...........................................37
Advertising ................................................39
     Money Market Yields
     Historical Performance of the Sub-Accounts
Table of Contents of Statement of Additional
     Information............................................40
Appendix A: Underlying Mutual Funds.........................41
Appendix B: Contract Types and Tax
     Information............................................43

Contract Expenses

The following tables describe the fees and expenses that a contract owner will pay when buying, owning, or surrendering the contract.

The first table describes the fees and expenses a contract owner will pay at the time the contract is purchased, surrendered, or when cash value is transferred between investment options.

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                       Contract Owner Transaction Expenses
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Maximum Contingent Deferred Sales Charge ("CDSC") (as a percentage of purchase payments surrendered).....................   8% 1
Maximum Loan Processing Fee..............................................................................................   $25 2
Annual Loan Interest Charge..............................................................................................   2.25% 3
Maximum Premium Tax Charge (as a percentage of purchase payments)........................................................   5% 4
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1 Range of CDSC over time:
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Number of Completed Years from Date of Purchase Payment
                                         0          1          2          3          4          5          6          7          8
                                     ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------
------------------------------------ ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------
CDSC Percentage                         8%         8%         7%         7%         6%         5%         4%         2%         0%

------------------------------------ ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------

Each contract year, the contract owner may withdraw without a CDSC the greater of:
     (1) 10% of the net difference of purchase payments that are subject to CDSC minus purchase payments surrendered that were subject to CDSC; or
     (2) any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code. This free withdrawal privilege is non-cumulative. Free amounts not taken during any given contract year cannot be taken as free amounts in a subsequent contract year. The Internal Revenue Code may impose restrictions on surrenders from contracts issued as Tax Sheltered Annuities.
2 Nationwide may assess a loan processing fee at the time each new loan is processed. Currently, Nationwide does not assess a loan processing fee. Loans are only available for contracts issued as Tax Sheltered Annuities. Loans are not available in all states. In addition, some states may not permit Nationwide to assess a loan processing fee.
3 The loan interest rate is determined, based on market conditions, at the time of loan application or issuance. The loan balance in the collateral fixed account is credited with interest at 2.25% less than the loan interest rate. Thus, the net loan interest charge is an annual rate of 2.25%, which is applied against the outstanding loan balance.
4 Nationwide will charge between 0% and 5% of purchase payments for premium taxes levied by state or other government entities.

The next table describes the fees and expenses that a contract owner will pay periodically during the life of the contract (not including underlying mutual fund fees and expenses).

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                                                      Recurring Contract Expenses
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Maximum Annual Contract Maintenance Charge..............................................................................    $50  1
Variable Account Annual Expenses (annualized rate of total variable account charges as a percentage of the daily net assets) 2
     Variable Account Charge.............................................................................................   1.25%
     Death Benefit Options (an applicant may purchase one of four available death benefit options as a replacement for the standard death benefit)
         Five-Year Enhanced Death Benefit Option.........................................................................   0.05%
         Total Variable Account Charges (including this option only).....................................................   1.30%
         One-Year Enhanced Death Benefit Option..........................................................................   0.15%
         Total Variable Account Charges (including this option only).....................................................   1.40%
         One-Month Enhanced Death Benefit Option.........................................................................   0.30%
         Total Variable Account Charges (including this option only).....................................................   1.55%
         Combination Enhanced Death Benefit Option.......................................................................   0.40% 3
         Total Variable Account Charges (including this option only).....................................................   1.65%
     Spousal Protection Annuity Option...................................................................................   0.10%
     Total Variable Account Charges (including this option only).........................................................   1.35%
     Beneficiary Protector II Option.....................................................................................   0.35% 4
     Total Variable Account Charges (including this option only).........................................................   1.60%
         In addition to the charge assessed to variable account allocations, allocations made to the fixed account or to the Guaranteed Term Options will be assessed a fee of 0.35%.
     Extra Value Options (an applicant may purchase one of two available extra value options)
         3% Extra Value Option...........................................................................................   0.50% 5
         Total Variable Account Charges (including this option only).....................................................   1.75%
              In addition to the charge assessed to variable account
              allocations, allocations made to the fixed account and the
              Guaranteed Term Options for the first 8 contract years will be assessed a fee of 0.50%.
         4% Extra Value Option...........................................................................................   0.60% 6
         Total Variable Account Charges (including this option only).....................................................   1.85%
              In addition to the charge assessed to variable account
              allocations, allocations made to the fixed account and the
              Guaranteed Term Options for the first 8 contract years will be assessed a fee of 0.60%..
     Capital Preservation Plus Option....................................................................................   0.50% 7
     Total Variable Account Charges (including this option only).........................................................   1.75%
         In addition to the charge assessed to variable account allocations, allocations made to the Guaranteed Term Options or Target Term Options will be assessed a fee of 0.50%.
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1 The Contract Maintenance Charge is deducted annually from all contracts containing less than $50,000 on each contract anniversary. This charge is permanently waived for any contract valued at $50,000 or more on any contract anniversary. If assessed, the Contract Maintenance Charge is deducted proportionately from each sub-account, the fixed account, and the Guaranteed Term Options based on the value in each option as compared to the total contract value.
2 These charges apply only to sub-account allocations. They do not apply to allocations made to the fixed account or to the Guaranteed Term Options. They are charged on a daily basis at the annualized rate noted above.
3 The Combination Enhanced Death Benefit Option is only available for contracts with annuitants age 80 or younger at the time of application.
4 The Beneficiary Protector II Option is only available for contracts with annuitants age 75 or younger at the time of application.
5 Nationwide will discontinue deducting the charge associated with the 3% Extra Value Option 8 years from the date the contract was issued. Under certain circumstances, Nationwide may restrict the allocation of purchase payments to the fixed account when the contract owner elects or has elected the 3% Extra Value Option.
6 Nationwide will discontinue deducting the charge associated with the 4% Extra Value Option 8 years from the date the contract was issued. Under certain circumstances, Nationwide may restrict the allocation of purchase payments to the fixed account when the contract owner elects or has elected the 4% Extra Value Option.
7 The Capital Preservation Plus Option may be elected by any contract owner or applicant until May 1, 2005. Effective May 1, 2005, the Capital Preservation Plus Option may only be elected within the first 60 days after the contract is issued. Nationwide will discontinue deducting the charges associated with the Capital Preservation Plus Option at the end of the Guaranteed Term Option/Target Term Option that corresponds to the end of the program period elected by the contract owner.

The next table shows the fees and expenses that a contract owner would pay if he/she elected all of the optional benefits available under the contract (and the most expensive of mutually exclusive optional benefits).

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                      Summary of Maximum Contract Expenses
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Variable Account Charge (applicable to all contracts)....................................................................     1.25%
Combination Enhanced Death Benefit Option................................................................................     0.40%
Spousal Protection Annuity Option........................................................................................     0.10%
Beneficiary Protector II Option..........................................................................................     0.35%
4% Extra Value Option....................................................................................................     0.60%
Capital Preservation Plus Option.........................................................................................     0.50%
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Maximum Possible Total Variable Account Charges..........................................................................     3.20%
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Underlying Mutual Fund Annual Expenses

The next table shows the minimum and maximum total operating expenses as of December 31, 2003 charged by the underlying mutual funds periodically during the life of the contract. More detail concerning each underlying mutual fund's fees and expenses, including waivers and reimbursements, is contained in the prospectus for each underlying mutual fund.

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Total Annual Underlying Mutual Fund Operating Expenses                                   Minimum                Maximum
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(expenses that are deducted from underlying mutual fund assets, including
management fees, distribution (12b-1) fees, and other expenses, as a percentage           0.75%                  1.39%
of the underlying mutual fund's average net assets)
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The minimum and maximum underlying mutual fund operating expenses indicated above do not reflect voluntary or contractual reimbursements and/or waivers applied to some underlying mutual funds. Therefore, actual expenses could be lower. Refer to the underlying mutual fund prospectuses for specific expense information.

Example

This Example is intended to help contract owners compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, variable account annual expenses, and underlying mutual fund fees and expenses.

The Example assumes:

o a $10,000 investment in the contract for the time periods indicated;
o a 5% return each year;
o the maximum and the minimum fees and expenses of any of the underlying mutual funds;
o Contingent Deferred Sales Charges;
o A $50 Contract Maintenance Charge expressed as a percentage of the average contract account size; and
o the total variable account charges associated with the most expensive combination of optional benefits (3.20%).

For those contracts that do not elect the most expensive combination of optional benefits, the expenses would be lower.

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                                     If you surrender your contract          If you do not          If you annuitize your contract
                                      at the end of the applicable             surrender             at the end of the applicable
                                               time period                   your contract                    time period
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                                      1 Yr.  3 Yrs.  5 Yrs. 10 Yrs.  1 Yr.  3 Yrs. 5 Yrs.  10 Yrs.  1 Yr. 3 Yrs.  5 Yrs.   10 Yrs.
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Maximum Total Underlying Mutual
Fund Operating Expenses (1.39%)       1,254   2,228  3,104   5,262    534   1,598   2,654   5,262     *    1,598   2,654    5,262
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Minimum Total Underlying Mutual
Fund Operating Expenses (0.75%)       1,187   2,036  2,802   4,742    467   1,406   2,352   4,742     *    1,406   2,352    4,742
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*The contracts sold under this prospectus do not permit annuitization during the first two contract years.

Synopsis of the Contracts

The contracts described in this prospectus are individual flexible purchase payment contracts.

The contracts can be categorized as:

o  Charitable Remainder Trusts;
o  Individual Retirement Annuities ("IRAs");
o  Investment-Only Contracts (Qualified Plans);
o  Non-Qualified Contracts;
o  Roth IRAs;
o  Simplified Employee Pension IRAs ("SEP IRAs");
o  Simple IRAs; and
o  Tax Sheltered Annuities (Non-ERISA).

For more detailed information with regard to the differences in contract types, please see "Types of Contracts" in Appendix B.

Purpose of the Contract

The annuity described in this prospectus is intended to provide benefits to a single individual and his/her beneficiaries. It is not intended to be used:

o by institutional investors;

o in connection with other Nationwide contracts that have the same annuitant; or

o in connection with other Nationwide contracts that have different annuitants, but the same contract owner.

By providing these annuity benefits, Nationwide assumes certain risks. If Nationwide determines that the risks it intended to assume in issuing the contract have been altered by misusing the contract as described above, Nationwide reserves the right to take any action it deems necessary to reduce or eliminate the altered risk, including, but not limited to, rescinding the contract and returning the contract value (less any applicable Contingent Deferred Sales Charge and/or market value adjustment). Nationwide also reserves the right to take any action it deems necessary to reduce or eliminate altered risk resulting from materially false, misleading, incomplete or otherwise deficient information provided by the contract owner.

Minimum Initial and Subsequent Purchase Payments

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     Contract        Minimum Initial        Minimum
       Type              Purchase         Subsequent
                         Payment*         Payments**
-------------------- ----------------- ------------------
-------------------- ----------------- ------------------
Charitable               $10,000            $1,000
Remainder Trust
-------------------- ----------------- ------------------
-------------------- ----------------- ------------------
IRA                       $1,000            $1,000
-------------------- ----------------- ------------------
-------------------- ----------------- ------------------
Investment-Only           $1,000            $1,000
-------------------- ----------------- ------------------
-------------------- ----------------- ------------------
Non-Qualified            $10,000            $1,000
-------------------- ----------------- ------------------
-------------------- ----------------- ------------------
Roth IRA                  $1,000            $1,000
-------------------- ----------------- ------------------
-------------------- ----------------- ------------------
SEP IRA                   $1,000            $1,000
-------------------- ----------------- ------------------
-------------------- ----------------- ------------------
Simple IRA                $1,000            $1,000
-------------------- ----------------- ------------------
-------------------- ----------------- ------------------
Tax Sheltered             $1,000            $1,000
Annuity
-------------------- ----------------- ------------------

* A contract owner will meet the minimum initial purchase payment requirement by making purchase payments equal to the required minimum over the course of the first contract year.

**For subsequent purchase payments sent via automatic deposit, the minimum subsequent purchase payment is $50.

Subsequent purchase payments may not be permitted in all states.

If the contract owner elects the 3% Extra Value Option or the 4% Extra Value Option, amounts credited to the contract in excess of total purchase payments may not be used to meet the minimum initial and subsequent purchase payment requirements.

Guaranteed Term Options

Guaranteed Term Options are separate investment options under the contract. The minimum amount that may be allocated to a Guaranteed Term Option is $1,000.

Credits on Purchase Payments

Purchase Payment Credits ("PPCs") are additional credits that Nationwide will apply to a contract when cumulative purchase payments reach certain aggregate levels.

Each time a contract owner submits a purchase payment, Nationwide will perform a calculation to determine if and how many PPCs are payable as a result of that particular deposit.

PPCs are considered earnings, not purchase payments, and they will be allocated in the same proportion that purchase payments are allocated on the date the PPCs are applied.

If the contract owner cancels the contract pursuant to the contractual free-look provision, Nationwide will recapture all PPCs applied to the contract. In those states that require the return of purchase payments for IRAs that are surrendered pursuant to the contractual free-look, Nationwide will recapture all PPCs, but under no circumstances will the amount returned to the contract owner be less than the purchase payments made to the contract. In those states that allow a return of contract value, the contract owner will retain any earnings attributable to the PPCs, but all losses attributable to the PPCs will be incurred by Nationwide.

All PPCs are fully vested after the end of the contractual free-look period.

For further information on PPCs, please see "Purchase Payment Credits" later in this prospectus.

Charges and Expenses

Variable Account Charge

Nationwide deducts a Variable Account Charge equal to an annualized rate of 1.25% of the daily net assets of the variable account. Nationwide assesses this charge to offset expenses incurred in the day to day business of distributing, issuing, and maintaining annuity contracts.

Contract Maintenance Charge

A $50 Contract Maintenance Charge is assessed on each contract anniversary and upon full surrender of the contract. If, on any contract anniversary (or on the date of a full surrender) the contract value is $50,000 or more, Nationwide will waive the Contract Maintenance Charge from that point forward.

Contingent Deferred Sales Charge

Nationwide does not deduct a sales charge from purchase payments upon deposit into the contract. However, Nationwide may deduct a Contingent Deferred Sales Charge ("CDSC") if any amount is withdrawn from the contract. This CDSC reimburses Nationwide for sales expenses. The amount of the CDSC will not exceed 8% of purchase payments surrendered.

Death Benefit Options

In lieu of the standard death benefit, an applicant may elect one of four death benefit options at the time of application, as follows:

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Death Benefit Options                                Charge*
---------------------------------------------------- -------------
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Five-Year Enhanced Death Benefit Option              0.05%
---------------------------------------------------- -------------
---------------------------------------------------- -------------
One-Year Enhanced Death Benefit Option               0.15%
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One-Month Enhanced Death Benefit Option              0.30%
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Combination Enhanced Death Benefit Option**          0.40%
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*The charges shown are the annualized rates charged as a percentage of the daily net assets of the variable account.

**The Combination Enhanced Death Benefit is only available for contracts with annuitants age 80 or younger at the time of application.

For more information about the standard and optional death benefit(s), please see the "Death Benefit Calculations" provision.

Spousal Protection Annuity Option

A Spousal Protection Annuity Option is available under the contract at the time of application. If the contract owner elects the Spousal Protection Annuity Option, Nationwide will deduct an additional charge at an annualized rate of 0.10% of the daily net assets of the variable account.

Beneficiary Protector II Option

A Beneficiary Protector II Option is available under the contract. The Beneficiary Protector II Option may only be elected at the time of application and the annuitant under the contract must be age 75 or younger at the time of application. If the contract owner elects the Beneficiary Protector II Option, Nationwide will deduct an additional charge at an annualized rate of 0.35% of the daily net assets of the variable account. In addition to the charge assessed against the variable account, allocations made to the fixed account and the Guaranteed Term Options will be assessed a fee of 0.35%.

Extra Value Options

An applicant may elect one of two extra value options at the time of application, as follows:

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Extra Value Options                                 Charge*
--------------------------------------------------- ------------
--------------------------------------------------- ------------
3% Extra Value Option                               0.50%
--------------------------------------------------- ------------
--------------------------------------------------- ------------
4% Extra Value Option                               0.60%
--------------------------------------------------- ------------

*The charges shown are the annualized rates charged as a percentage of the daily net assets of the variable account.

In addition to the charge assessed against the variable account, allocations made to the fixed account and the Guaranteed Term Options will be assessed a fee that corresponds to the variable account charge associated with the extra value option elected. For both extra value options, Nationwide will discontinue deducting the extra value option charges 8 years from the date the contract was issued. Under certain circumstances, Nationwide may restrict the allocation of purchase payments to the fixed account when the contract owner elects or has elected an extra value option. These restrictions may be imposed at Nationwide's discretion when economic conditions are such that Nationwide is unable to recoup the cost of providing the up-front extra value option credits.

Capital Preservation Plus Option

A Capital Preservation Plus Option is available to all applicants and contract owners until May 1, 2005. Effective May 1, 2005, the Option may only be elected within the first 60 days after a contract is issued. If the contract owner or applicant elects the Capital Preservation Plus Option, Nationwide will deduct an additional charge at an annualized rate not to exceed 0.50% of the daily net assets of the variable account. Additionally, allocations made to the Guaranteed Term Options or Target Term Options will be assessed a fee of not more than 0.50%. Consequently, the interest rate of return credited to assets in the Guaranteed Term Options/Target Term Options will be lowered due to the assessment of this charge.

Charges for Optional Benefits

The charges associated with optional benefits are generally only assessed prior to annuitization. However, the charges associated with the extra value options are assessed for the first 8 contract years. Therefore, if a contract owner that elected an extra value option annuitizes before the end of the 8th contract year, the charge for that option will continue to be assessed after annuitization until the end of the 8th contract year.

Annuity Payments

Annuity payments begin on the annuitization date and will be based on the annuity payment option chosen prior to annuitization. Annuity payments will generally be received within 7 to 10 days after each annuity payment date.

Taxation

How a contract is taxed depends on the type of contract issued and the purpose for which the contract is purchased. Nationwide will charge against the contract any premium taxes levied by any governmental authority (see "Federal Tax Considerations" in Appendix B and "Premium Taxes").

Ten Day Free-look

Contract owners may return the contract for any reason within ten days of receipt and Nationwide will refund the contract value or other amount required by law (see "Right to Examine and Cancel").

Financial Statements

Financial statements for the variable account and Nationwide are located in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by contacting Nationwide's home office at the telephone number listed on page 1 of this prospectus.

Nationwide Life Insurance Company

Nationwide is a stock life insurance company organized under Ohio law in March 1929, with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities and retirement products. It is admitted to do business in all states, the District of Columbia and Puerto Rico.

Nationwide is a member of the Nationwide group of companies. Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company (the "Companies") are the ultimate controlling persons of the Nationwide group of companies. The Companies were organized under Ohio law in December 1925 and 1933 respectively. The Companies engage in a general insurance and reinsurance business, except life insurance.

General Distributor

The contracts are distributed by the general distributor, Waddell & Reed, Inc., 6300 Lamar Avenue, Overland Park, Kansas 66202.

Investing in the Contract

The Variable Account and Underlying Mutual Funds

Nationwide Variable Account-12 is a variable account that invests in the underlying mutual funds listed in Appendix A. Nationwide established the variable account on July 10, 2001 pursuant to Ohio law. Although the variable account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains, and losses credited to, or charged against, the variable account reflect the variable account's own investment experience and not the investment experience of Nationwide's other assets. The variable account's assets are held separately from Nationwide's assets and are not chargeable with liabilities incurred in any other business of Nationwide. Nationwide is obligated to pay all amounts promised to contract owners under the contracts.

The variable account is divided into sub-accounts, each corresponding to a single underlying mutual fund. Nationwide uses the assets of each sub-account to buy shares of the underlying mutual funds based on contract owner instructions.

Each underlying mutual fund's prospectus contains more detailed information about that fund. Prospectuses for the underlying mutual funds should be read in conjunction with this prospectus.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds. They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives. However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Contract owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the variable account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

The particular underlying mutual funds available under the contract may change from time to time. Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment. New underlying mutual funds or new share classes of currently available underlying mutual funds may be added. Contract owners will receive notice of any such changes that affect their contract. Not all of the underlying mutual funds are available in every state. Additionally, some optional benefits available under the contract limit the list of the underlying mutual funds available in connection with that option.

Voting Rights

Contract owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights. Nationwide will vote contract owner shares at special shareholder meetings based on contract owner instructions. However, if the law changes and Nationwide is allowed to vote in its own right, it may elect to do so.

Contract owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Notification will contain proxy materials and a form with which to give Nationwide voting instructions. Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a contract owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the net asset value of that underlying mutual fund. Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the contract owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect contract owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

Substitution of Securities

Nationwide may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

(1) shares of a current underlying mutual fund are no longer available for investment; or

(2)  further investment in an underlying mutual fund is inappropriate.

No substitution, elimination, or combination of shares may take place without the prior approval of the SEC.

Guaranteed Term Options

Guaranteed Term Options ("GTOs") are separate investment options under the contract. A Guaranteed Term Option prospectus should be read along with this prospectus. The minimum amount that may be allocated to a Guaranteed Term Option is $1,000. Allocations to the Guaranteed Term Options are held in Nationwide's general account.

Guaranteed Term Options provide a guaranteed rate of interest over five different maturity durations: one (1), three (3), five (5), seven (7) or ten
(10) years. Note: The guaranteed term may last for up to 3 months beyond the 1, 3, 5, 7, or 10 year period since every guaranteed term will end on the final day of a calendar quarter.

For the duration selected, Nationwide will declare a guaranteed interest rate. The guaranteed interest rate will be credited to amounts allocated to the Guaranteed Term Option(s) unless a distribution is taken before the maturity date. If a distribution occurs before the maturity date, the amount distributed will be subject to a market value adjustment. A market value adjustment can increase or decrease the amount distributed depending on fluctuations in swap rates. No market value adjustment will be applied if Guaranteed Term Option allocations are held to maturity.

Because a market value adjustment can affect the value of a distribution, its effects should be carefully considered before surrendering or transferring from Guaranteed Term Options. Please refer to the prospectus for the Guaranteed Term Options for further information.

Guaranteed Term Options are available only during the accumulation phase of a contract. They are not available after the annuitization date. In addition, Guaranteed Term Options are not available for use with Asset Rebalancing, Dollar Cost Averaging, or Systematic Withdrawals.

Guaranteed Term Options may not be available in every state.

GTO Charges Assessed for Certain Optional Benefits

For contract owners that elect the following optional benefits, allocations made to the Guaranteed Term Options will be assessed a fee as indicated:

--------------------------------------------- ------------------
Optional Benefit                              GTO Charge
--------------------------------------------- ------------------
--------------------------------------------- ------------------
Beneficiary Protector II Option               0.35%
--------------------------------------------- ------------------
--------------------------------------------- ------------------
3% Extra Value Option                         0.50%*
--------------------------------------------- ------------------
--------------------------------------------- ------------------
4% Extra Value Option                         0.60%*
--------------------------------------------- ------------------
--------------------------------------------- ------------------
Capital Preservation Plus Option              0.50%
--------------------------------------------- ------------------

*The GTO charge associated with the extra value options will not be assessed after the end of the 8th contract year.

The GTO charges are assessed by decreasing the interest rate of return credited to assets allocated to the Guaranteed Term Options.

Target Term Options

Due to certain state requirements, in some state jurisdictions, Nationwide uses Target Term Options instead of Guaranteed Term Options in connection with the Capital Preservation Plus Option. Target Term Options are not available separate from the Capital Preservation Plus Option.

For all material purposes, Guaranteed Term Options and Target Term Options are the same. Target Term Options are managed and administered identically to Guaranteed Term Options. The distinction is that the interest rate associated with Target Term Options is not guaranteed as it is in Guaranteed Term Options. However, because the options are managed and administered identically, the result to the investor is the same.

All references in this prospectus to Guaranteed Term Options in connection with the Capital Preservation Plus Option will also mean Target Term Options (in applicable jurisdictions). Please refer to the prospectus for the Guaranteed Term Options/Target Term Options for more information.

The Fixed Account

The fixed account is an investment option that is funded by assets of Nationwide's general account. The general account contains all of Nationwide's assets other than those in this and other Nationwide separate accounts and is used to support Nationwide's annuity and insurance obligations. The general account is not subject to the same laws as the variable account and the SEC has not reviewed material in this prospectus relating to the fixed account.

Purchase payments will be allocated to the fixed account by election of the contract owner. Nationwide reserves the right to limit or refuse purchase payments allocated to the fixed account at its sole discretion. Generally, Nationwide will invoke this right when interest rates are low by historical standards.

Under certain circumstances, Nationwide may restrict the allocation of purchase payments to the fixed account when the contract owner elects or has elected an extra value option. These restrictions may be imposed at Nationwide's discretion when economic conditions are such that Nationwide is unable to recoup the cost of providing the up-front extra value option credits.

The investment income earned by the fixed account will be allocated to the contracts at varying guaranteed interest rate(s) depending on the following categories of fixed account allocations:

o New Money Rate - The rate credited on the fixed account allocation when the contract is purchased or when subsequent purchase payments are made. Subsequent purchase payments may receive different New Money Rates than the rate when the contract was issued, since the New Money Rate is subject to change based on market conditions.

o Variable Account to Fixed Rate - Allocations transferred from any of the underlying investment options in the variable account to the fixed account may receive a different rate. The rate may be lower than the New Money Rate. There may be limits on the amount and frequency of movements from the variable account to the fixed account.

o Renewal Rate - The rate available for maturing fixed account allocations which are entering a new guarantee period. The contract owner will be notified of this rate in a letter issued with the quarterly statements when any of the money in the contract owner's fixed account matures. At that time, the contract owner will have an opportunity to leave the money in the fixed account and receive the Renewal Rate or the contract owner can move the money to any of the other underlying mutual fund options.

o Dollar Cost Averaging Rate - From time to time, Nationwide may offer a more favorable rate for an initial purchase payment into a new contract when used in conjunction with a dollar cost averaging program.

All of these rates are subject to change on a daily basis; however, once applied to the fixed account, the interest rates are guaranteed until the end of the calendar quarter during which the 12 month anniversary of the fixed account allocation occurs.

Credited interest rates are annualized rates - the effective yield of interest over a one-year period. Interest is credited to each contract on a daily basis. As a result, the credited interest rate is compounded daily to achieve the stated effective yield.

The guaranteed rate for any purchase payment will be effective for not less than twelve months. Nationwide guarantees that the rate will not be less than the minimum interest rate required by applicable state law.

Any interest in excess of the minimum interest rate required by applicable state law will be credited to fixed account allocations at Nationwide's sole discretion. The contract owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum interest rate required by applicable state law for any given year.

Nationwide guarantees that the fixed account contract value will not be less than the amount of the purchase payments allocated to the fixed account, plus interest credited as described above, less any surrenders and any applicable charges including CDSC. Additionally, Nationwide guarantees that interest credited to fixed account allocations will not be less than the minimum interest required by applicable state law.

Fixed Account Interest Rate Guarantee Period

The fixed account interest rate guarantee period is the period of time that the fixed account interest rate is guaranteed to remain the same. During a fixed account interest rate guarantee period, transfers cannot be made from the fixed account, and amounts transferred to the fixed account must remain on deposit.

For new purchase payments allocated to the fixed account and transfers to the fixed account, the fixed account interest rate guarantee period begins on the date of deposit or transfer and ends on the one year anniversary of the deposit or transfer. The guaranteed interest rate period may last for up to 3 months beyond the 1 year anniversary because guaranteed terms end on the last day of a calendar quarter.

The fixed account interest rate guarantee period is distinct from the maturity durations associated with Guaranteed Term Options.

Fixed Account Charges Assessed for Certain Optional Benefits

All interest rates credited to the fixed account will be determined as described above. Based on the criteria listed above, it is possible for a contract with various optional benefits to receive the same rate of interest as a contract with no optional benefits. However, for contract owners that elect certain optional benefits available under the contract, a charge is assessed to assets allocated to the fixed account. Consequently, even though the guaranteed interest rate credited does not change, the charge assessed for the optional benefit will result in investment returns lower than the interest rate credited, as specified below:

--------------------------------------------- ------------------
Optional Benefit                              Fixed Account
                                              Charge
--------------------------------------------- ------------------
--------------------------------------------- ------------------
Beneficiary Protector II Option               0.35%
--------------------------------------------- ------------------
--------------------------------------------- ------------------
3% Extra Value Option                         0.50%*
--------------------------------------------- ------------------
--------------------------------------------- ------------------
4% Extra Value Option                         0.60%*
--------------------------------------------- ------------------

*The fixed account charge associated with the extra value options will not be assessed after the end of the 8th contract year.

The fixed account charges are assessed by decreasing the interest rate of return credited to assets allocated to the fixed account.

Although there is a fee assessed to the assets in the fixed account when any of the above optional benefits are elected, Nationwide guarantees that the interest rate credited to any assets in the fixed account will never be less than the minimum interest rate required by applicable state law.

The Contract in General

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are costs and charges associated with these benefits and advantages - costs and charges that are different, or do not exist at all, within other investment products. With help from financial consultants and advisers, investors are encouraged to compare and contrast the costs and benefits of the variable annuity described in this prospectus against those of other investment products, especially other variable annuity and variable life insurance products offered by Nationwide and its affiliates.

Nationwide offers a wide array of such products, many with different charges, benefit features and underlying investment options. The process of comparison and analysis should aid in determining whether the purchase of the contract described in this prospectus is consistent with your investment objectives, risk tolerance, investment time horizon, marital status, tax situation and other personal characteristics and needs. Not all benefits, programs, features and investment options described in this prospectus are available or approved for use in every state.

The annuity described in this prospectus is intended to provide benefits to a single individual and his/her beneficiaries. It is not intended to be used:

o by institutional investors;

o in connection with other Nationwide contracts that have the same annuitant; or

o in connection with other Nationwide contracts that have different annuitants, but the same contract owner.

By providing these annuity benefits, Nationwide assumes certain risks. If Nationwide determines that the risks it intended to assume in issuing the contract have been altered by misusing the contract as described above, Nationwide reserves the right to take any action it deems necessary to reduce or eliminate the altered risk, including, but not limited to, rescinding the contract and returning the contract value (less any applicable Contingent Deferred Sales Charge and/or market value adjustment). Nationwide also reserves the right to take any action it deems necessary to reduce or eliminate altered risk resulting from materially false, misleading, incomplete or otherwise deficient information provided by the contract owner.

If this contract is purchased to replace another variable annuity, be aware that the mortality tables used to determine the amount of annuity payments may be less favorable than those in the contract being replaced.

These contracts are offered to customers of various financial institutions and brokerage firms. No financial institution or brokerage firm is responsible for the guarantees under the contracts. Guarantees under the contracts are the sole responsibility of Nationwide.

In general, deferred variable annuities are long-term investments; they are not intended as short-term investments. Accordingly, Nationwide has designed the contract to offer features, pricing, and investment options that encourage long-term ownership. It is very important that contract owners and prospective contract owners understand all the costs associated with owning a contract, and if and how those costs change during the lifetime of the contract. Contract and optional charges may not be the same in later contract years as they are in early contract years. The various contract and optional benefit charges are assessed in order to compensate Nationwide for administrative services, distribution and operational expenses, and assumed actuarial risks associated with the contract.

Following is a discussion of some relevant factors that may be of particular interest to prospective investors.

Distribution, Promotional and Sales Expenses

Nationwide pays commissions to the firms that sell the contracts. The maximum gross commission that Nationwide will pay on the sale of the contracts is 6.5% of purchase payments. Note that the individual registered representatives typically receive only a portion of this amount; the remainder is retained by the firm. Nationwide may also, instead of a premium-based commission, pay an asset-based commission (sometimes referred to as "trails" or "residuals"), or a combination of the two.

In addition to or partially in lieu of commission, Nationwide may also pay the selling firms a marketing allowance, which is based on the firm's ability and demonstrated willingness to promote and market Nationwide's products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide's products. For more information on the exact compensation arrangement associated with this contract, please consult your registered representative.

Underlying Mutual Funds

The underlying mutual funds incur expense each time they sell, administer, or redeem their shares. The variable account (established and administered by Nationwide) aggregates all contract owner purchase, redemption, and transfer requests and submits one net purchase/redemption request to the underlying mutual fund each day. Thus, from the underlying mutual fund's standpoint, the variable account is a single shareholder. When the variable account aggregates transactions, the underlying mutual fund is relieved of incurring the expense of processing individual transactions. The expense is incurred by Nationwide.

Nationwide also pays the costs of selling the contract (as discussed above), which benefits the underlying mutual funds by providing contract owners with access to the sub-accounts that correspond to the underlying mutual funds.

The underlying mutual funds understand and acknowledge the value of these services provided by Nationwide. Accordingly, the underlying mutual funds pay Nationwide (or Nationwide affiliates) a fee for some of the operational services that Nationwide provides (and related costs incurred). These payments may be made pursuant to an underlying mutual fund's 12b-1 plan, in which case they are deducted from underlying mutual fund assets. Alternatively, such payments may be made pursuant to service/administration agreements between Nationwide (or a Nationwide affiliate) and the underlying mutual fund's adviser (or its affiliates), in which case payments are typically made from assets outside of the underlying mutual fund assets. In some cases, however, payments received may derive from sub-transfer agent fees or fees taken pursuant to administrative service plans adopted by the underlying mutual fund.

Nationwide took into consideration the anticipated payments from underlying mutual funds when it determined the charges that would be assessed under the contract. Without these payments, contract charges would be higher. Only those underlying mutual funds that agree to pay Nationwide a fee will be offered in the contract.

Profitability

Nationwide does consider profitability when determining the charges in the contract. In early contract years, Nationwide does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Nationwide does, however, anticipate earning a profit in later contract years. In general, Nationwide's profit will be greater the higher the investment return and the longer the contract is held.

Standard Charges and Deductions

Variable Account Charge

Nationwide deducts a Variable Account Charge from the variable account. This amount is computed on a daily basis and is equal to an annualized rate of 1.25% of the daily net assets of the variable account. This fee compensates Nationwide for expenses incurred in the day to day business of distributing, issuing and maintaining annuity contracts. If the Variable Account Charge is insufficient to cover actual expenses, the loss is borne by Nationwide. Nationwide may realize a profit from this charge.

Contract Maintenance Charge

Nationwide deducts a Contract Maintenance Charge of $50 on each contract anniversary that occurs before annuitization and upon full surrender of the contract. This charge reimburses Nationwide for administrative expenses involved in issuing and maintaining the contract.

If, on any contract anniversary (or on the date of a full surrender), the contract value is $50,000 or more, Nationwide will waive the Contract Maintenance Charge from that point forward.

The deduction of the Contract Maintenance Charge will be taken proportionately from each sub-account, the fixed account and the Guaranteed Term Options based on the value in each option as compared to the total contract value.

Nationwide will not increase the Contract Maintenance Charge. Nationwide will not reduce or eliminate the Contract Maintenance Charge where it would be discriminatory or unlawful.

Contingent Deferred Sales Charge

No sales charge deduction is made from purchase payments upon deposit into the contracts. However, if any part of the contract is surrendered, Nationwide may deduct a CDSC. The CDSC will not exceed 8% of purchase payments surrendered.

The CDSC is calculated by multiplying the applicable CDSC percentage (noted below) by the amount of purchase payments surrendered.

For purposes of calculating the CDSC, surrenders are considered to come first from the oldest purchase payment made to the contract, then the next oldest purchase payment, and so forth. Earnings are not subject to the CDSC, but may not be distributed prior to the distribution of all purchase payments. (For tax purposes, a surrender is usually treated as a withdrawal of earnings first.)

The CDSC applies as follows:

----------------------------- ---------------------------
 Number of Completed Years               CDSC
   from Date of Purchase              Percentage
          Payment
----------------------------- ---------------------------
----------------------------- ---------------------------
             0                            8%
----------------------------- ---------------------------
----------------------------- ---------------------------
             1                            8%
----------------------------- ---------------------------
----------------------------- ---------------------------
             2                            7%
----------------------------- ---------------------------
----------------------------- ---------------------------
             3                            7%
----------------------------- ---------------------------
----------------------------- ---------------------------
             4                            6%
----------------------------- ---------------------------
----------------------------- ---------------------------
             5                            5%
----------------------------- ---------------------------
----------------------------- ---------------------------
             6                            4%
----------------------------- ---------------------------
----------------------------- ---------------------------
             7                            2%
----------------------------- ---------------------------
----------------------------- ---------------------------
             8                            0%
----------------------------- ---------------------------

The CDSC is used to cover sales expenses, including commissions, production of sales material, and other promotional expenses. If expenses are greater than the CDSC, the shortfall will be made up from Nationwide's general assets, which may indirectly include portions of the variable account charges, since Nationwide may generate a profit from these charges.

All or a portion of any withdrawal may be subject to federal income taxes. Contract owners taking withdrawals before age 59 1/2 may be subject to a 10% penalty tax.

Additional purchase payments made to the contract after receiving the benefit of the Spousal Protection Annuity Option (if elected) are subject to the same CDSC provisions that were applicable prior to receiving the benefit of the Spousal Protection Annuity Option (see "Spousal Protection Annuity Option" on page 16).

Waiver of Contingent Deferred Sales Charge

Each contract year, the contract owner may withdraw without a CDSC the greater of:

(1) 10% of the net difference of purchase payments that are subject to CDSC minus purchase payments surrendered that were subject to CDSC; or

(2) any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.

This CDSC-free withdrawal privilege is non-cumulative. Free amounts not taken during any given contract year cannot be taken as free amounts in a subsequent contract year.

Purchase payments surrendered under the CDSC-free withdrawal privilege are not, for purposes of other calculations under the contract, considered a surrender of purchase payments.

In addition, no CDSC will be deducted:

(1) upon the annuitization of contracts which have been in force for at least 2 years;

(2) upon payment of a death benefit. However, additional purchase payments made to the contract after receiving the benefit of the Spousal Protection Annuity Option are subject to the CDSC provisions of the contract (see "Spousal Protection Annuity Option" on page 16); or

(3)  from any values which have been held under a contract for at least 8 years.

No CDSC applies to transfers among sub-accounts or between or among the Guaranteed Term Options, the fixed account, or the variable account.

A contract held by a Charitable Remainder Trust (within the meaning of Internal Revenue Code Section 664) may withdraw CDSC-free the greater of the amount that would otherwise be available for withdrawal without a CDSC; and the difference between:

a) the contract value at the close of the day prior to the date of the withdrawal; and

b) the total purchase payments made to the contract (less an adjustment for amounts surrendered).

The CDSC will not be eliminated if to do so would be unfairly discriminatory or prohibited by state law.

This contract is not designed for and does not support active trading strategies. In order to protect investors in this contract that do not utilize such strategies, Nationwide may initiate certain exchange offers intended to provide contract owners that meet certain criteria with an alternate variable annuity designed to accommodate active trading. If this contract is exchanged as part of an exchange offer, the exchange will be made on the basis of the relative net asset values of the exchanged contract. Furthermore, no CDSC will be assessed on the exchanged assets and Nationwide will "tack" the contract's CDSC schedule onto the new contract. This means that the CDSC schedule will not start anew on the exchanged assets in the new contract; rather, the CDSC schedule from the exchanged contract will be applied to the exchanged assets both in terms of percentages and the number of completed contract years. This enables the contract owner to exchange into the new contract without having to start a new CDSC schedule on exchanged assets. However, if subsequent purchase payments are made to the new contract, they will be subject to any applicable CDSC schedule that is part of the new contract.

The waiver of CDSC only applies to partial surrenders. If the contract owner elects to surrender the contract in full, Nationwide will assess a CDSC on the entire amount surrendered. For purposes of the CDSC free withdrawal privilege, a full surrender is:

o multiple surrenders taken within a one-year period that deplete the entire contract value; or

o    any single surrender of 90% or more of the contract value.

Long-Term Care/Nursing Home and Terminal Illness Waiver

The contract includes a Long-Term Care/Nursing Home and Terminal Illness waiver at no additional charge.

Under this provision, no CDSC will be charged if:

(1)  the third contract anniversary has passed; and

(2) the contract owner has been confined to a long-term care facility or hospital for a continuous 90-day period that began after the contract issue date; or

(3) the contract owner has been diagnosed by a physician, at any time after contract issuance, to have a terminal illness; and

(4) Nationwide receives and records such a letter from that physician indicating such diagnosis.

Written notice and proof of terminal illness or confinement for 90 days in a hospital or long term care facility must be received in a form satisfactory to Nationwide and recorded at Nationwide's home office prior to waiver of the CDSC.

In the case of joint ownership, the waivers will apply if either joint owner meets the qualifications listed above.

For those contracts that have a non-natural person as contract owner as an agent for a natural person, the annuitant may exercise the right of the contract owner for purposes described in this provision. If the non-natural contract owner does not own the contract as an agent for a natural person (e.g., the contract owner is a corporation or a trust for the benefit of an entity), the annuitant may not exercise the rights described in this provision.

Disability Waiver

The contract includes a Disability Waiver at no additional charge.

Under this provision, no CDSC will be charged if the contract owner becomes disabled at any time after contract issuance, but prior to reaching age 65. For purposes of this waiver, disability is defined as the inability to engage in any substantial gainful activity because of a mental or physical impairment that is expected to be long-term or terminal. Nationwide may require proof of disability prior to waiving CDSC under this waiver. Once this waiver is invoked, no additional purchase payments may be applied to the contract.

In the case of joint ownership, the waivers will apply if either joint owner meets the qualifications listed above.

For those contracts that have a non-natural person as contract owner as an agent for a natural person, the annuitant may exercise the right of the contract owner for purposes described in this provision. If the non-natural contract owner does not own the contract as an agent for a natural person (e.g., the contract owner is a corporation or a trust for the benefit of an entity), the annuitant may not exercise the rights described in this provision.

Premium Taxes

Nationwide will charge against the contract value any premium taxes levied by a state or other government entity. Premium tax rates currently range from 0% to 5%. This range is subject to change. The method used to assess premium tax will be determined by Nationwide at its sole discretion in compliance with state law.

If applicable, Nationwide will deduct premium taxes from the contract either at:

(1) the time the contract is surrendered;

(2) annuitization; or

(3) such earlier date as Nationwide becomes subject to premium taxes.

Premium taxes may be deducted from death benefit proceeds.

Short-Term Trading Fees

Some underlying mutual funds may assess (or reserve the right to assess) a short-term trading fee in connection with transfers from a sub-account that occur within 60 days after the date of allocation to the sub-account.

Short-term trading fees are intended to compensate the underlying mutual fund (and contract owners with interests allocated in the underlying mutual fund) for the negative impact on fund performance that may result from frequent, short-term trading strategies. Short-term trading fees are not intended to affect the large majority of contract owners not engaged in such strategies.

Any short-term trading fee assessed by any underlying mutual fund available in conjunction with the contracts described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading. Short-term trading fees will only apply to those sub-accounts corresponding to underlying mutual funds that charge such fees (see the underlying mutual fund prospectus). Any short-term trading fees paid are retained by the underlying mutual fund, not by Nationwide, and are part of the underlying mutual fund's assets. Contract owners are responsible for monitoring the length of time allocations are held in any particular underlying mutual fund. Nationwide will not provide advance notice of the assessment of any applicable short-term trading fee.

Currently, none of the underlying mutual funds offered under the contract assess a short-term trading fee.

If a short-term trading fee is assessed, the underlying mutual fund will charge the variable account 1% of the amount determined to be engaged in short-term trading. The variable account will then pass the short-term trading fee on to the specific contract owner that engaged in short-term trading by deducting an amount equal to the short-term trading fee from that contract owner's sub-account value. All such fees will be remitted to the underlying mutual fund; none of the fee proceeds will be retained by Nationwide or the variable account.

When multiple purchase payments (or exchanges) are made to a sub-account that is subject to short-term trading fees, transfers will be considered to be made on a first in/first out (FIFO) basis for purposes of determining short-term trading fees. In other words, units held the longest time will be treated as being transferred first, and units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to the short-term trading fees. Transactions that are not subject to short-term trading fees include:

o scheduled and systematic transfers, such as Dollar Cost Averaging, Asset Rebalancing, and Systematic Withdrawals;

o    contract loans or surrenders, including CDSC-free withdrawals;

o    transfers made upon annuitization of the contract;

o    surrenders of annuity units to make annuity payments;

o    surrenders of accumulation units to pay a death benefit; or

o    surrenders of accumulation units to pay the contract maintenance charge.

New share classes of certain currently available underlying mutual funds may be added as investment options under the contracts. These new share classes may require the assessment of short-term trading or redemption fees. When these new share classes are added, new purchase payment allocations and exchange reallocations to the underlying mutual funds in question may be limited to the new share class.

Optional Contract Benefits, Charges and Deductions

For an additional charge, the following optional benefits are available to contract owners. Not all optional benefits are available in every state. Unless otherwise indicated, optional benefits must be elected at the time of application and will replace the corresponding standard contract benefit. Unless otherwise indicated, once elected, optional benefits may not be removed from the contract.

The charges associated with optional benefits are generally only assessed prior to annuitization. However, the charges associated with the extra value options are assessed for the first 8 contract years. Therefore, if a contract owner that elected an extra value option annuitizes before the end of the 8th contract year, the charge for that option will continue to be assessed after annuitization until the end of the 8th contract year.

Death Benefit Options

For an additional charge, the contract owner may elect one of four death benefit options to replace the standard death benefit. The charges associated with these options will be assessed until annuitization and are assessed on variable account allocations only. Nationwide may realize a profit from the charge assessed for these options.

Five-Year Enhanced Death Benefit Option

For an additional charge at an annualized rate of 0.05% of the daily net assets of the variable account, a contract owner can elect the Five-Year Enhanced Death Benefit Option. Nationwide may realize a profit from the charge assessed for this option.

For contracts that have elected this option, if the total of all purchase payments made to the contract is $3,000,000 or less, the death benefit will generally be the greatest of:


(1)  the contract value;

(2) the total of all purchase payments, less an adjustment for amounts surrendered; or

(3) the highest contract value on any 5-year contract anniversary prior to the annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that 5-year contract anniversary.

For contracts that have elected this option, if the total of all purchase payments made to the contract is greater than $3,000,000, the death benefit will be adjusted as described in the "Death Benefit Calculations" provision on page 32.

One-Year Enhanced Death Benefit Option

For an additional charge at an annualized rate of 0.15% of the daily net assets of the variable account, a contract owner can elect the One-Year Enhanced Death Benefit Option. Nationwide may realize a profit from the charge assessed for this option.

For contracts that have elected this option, if the total of all purchase payments made to the contract is $3,000,000 or less, the death benefit will generally be the greatest of:

(1)  the contract value;

(2) the total of all purchase payments, less an adjustment for amounts surrendered; or

(3) the highest contract value on any contract anniversary prior to the annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary.

For contracts that have elected this option, if the total of all purchase payments made to the contract is greater than $3,000,000, the death benefit will be adjusted as described in the "Death Benefit Calculations" provision on page 32.

One-Month Enhanced Death Benefit Option

For an additional charge at an annualized rate of 0.30% of the daily net assets of the variable account, a contract owner can elect the One-Month Enhanced Death Benefit Option. Nationwide may realize a profit from the charge assessed for this option.

For contracts that have elected this option, if the total of all purchase payments made to the contract is $3,000,000 or less, the death benefit will generally be the greatest of:


(1)  the contract value;

(2) the total of all purchase payments, less an adjustment for amounts surrendered; or

(3) the highest contract value on any monthly contract anniversary prior to the annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that monthly contract anniversary.

For contracts that have elected this option, if the total of all purchase payments made to the contract is greater than $3,000,000, the death benefit will be adjusted as described in the "Death Benefit Calculations" provision on page 32.

Combination Enhanced Death Benefit Option

For an additional charge at an annualized rate of 0.40% of the daily net assets of the variable account, a contract owner can elect the Combination Enhanced Death Benefit Option. The Combination Enhanced Death Benefit is only available for contracts with annuitants age 80 or younger at the time of application. Nationwide may realize a profit from the charge assessed for this option.

For contracts that have elected this option, if the total of all purchase payments made to the contract is $3,000,000 or less,the death benefit will generally be the greatest of:

(1)  the contract value;

(2) the total of all purchase payments , less an adjustment for amounts surrendered;

(3) the highest contract value on any contract anniversary before the annuitant's 81st birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary; or

(4) the 5% interest anniversary value (5% annual compound interest applied to adjusted purchase payments).

For contracts that have elected this option, if the total of all purchase payments made to the contract is greater than $3,000,000, the death benefit will be adjusted as described in the "Death Benefit Calculations" provision on page 32.

Spousal Protection Annuity Option

For an additional charge at an annualized rate of 0.10% of the daily net assets of the variable account, a contract owner can elect the Spousal Protection Annuity Option. The Spousal Protection Annuity Option is not available for contracts issued as Charitable Remainder Trusts. Nationwide may realize a profit from the charge assessed for this option.

The Spousal Protection Annuity Option allows a surviving spouse to continue the contract while receiving the economic benefit of the death benefit upon the death of the other spouse, provided the conditions described below are satisfied:

(1) One or both spouses (or revocable trust of which either or both of the spouses is/are grantor(s)) must be named as the contract owner. For contracts issued as IRAs and

     Roth IRAs, only the person for whom the IRA or Roth IRA was established may be named as the contract owner;

(2)  The spouses must be co-annuitants;

(3) Both spouses must be age 85 or younger at the time the contract is issued (if the contract owner elects the Combination Enhanced Death Benefit Option, both spouses must be 80 or younger at the time the contract is issued);

(4)  Both spouses must be named as beneficiaries;

(5) No person other than the spouse may be named as the contract owner, annuitant or primary beneficiary;

(6) If both spouses are alive upon annuitization, the contract owner must specify which spouse is the annuitant upon whose continuation of life any annuity payments involving life contingencies depend (for IRA and Roth IRA contracts, this person must be the contract owner); and

(7) If the contract owner requests to add a co-annuitant after contract issuance, the date of marriage must be after the contract issue date and Nationwide will require the contract owner to provide a copy of the marriage certificate.

If the co-annuitant dies before the annuitization date, the surviving spouse may continue the contract as its sole contract owner. Additionally, if the death benefit value is higher than the contract value at the time of the first co-annuitant's death, Nationwide will adjust the contract value to equal the death benefit value. The surviving co-annuitant may then name a new beneficiary but may not name another co-annuitant.

The charge associated with this option is assessed on variable account allocations only.

Beneficiary Protector II Option

For an additional charge at an annualized rate of 0.35% of the daily net assets of the variable account, the contract owner may purchase the Beneficiary Protector II Option. In addition, allocations to the fixed account and the Guaranteed Term Options will be assessed a fee of 0.35%. Once elected, the Beneficiary Protector II Option may not be revoked. The Beneficiary Protector II Option is only available for contracts with annuitants age 75 or younger at the time of application. Nationwide may realize a profit from the charge assessed for this option.

The Beneficiary Protector II Option provides that upon the death of the annuitant (and potentially, the co-annuitant, if one is named), and in addition to any death benefit payable, Nationwide will credit an additional amount to the contract (the "benefit"). The amount of the benefit depends on the annuitant's age at the time of application and, if applicable, the co-annuitant's age at the time of the first annuitant's death.

Any amounts credited to the contract pursuant to the Beneficiary Protector II Option will be allocated among the sub-accounts, the fixed account and/or the Guaranteed Term Options in the same proportion as each purchase payment is allocated to the contract on the date the benefit is applied.

After the death of the last surviving annuitant or after all applicable benefits have been credited to the contract, the charge associated with the Beneficiary Protector II Option will be removed and the beneficiary may:

(a) terminate the contract; or

(b) continue the contract, subject to any mandatory distribution rules.

Calculation of the First Benefit

The formula for determining the first benefit, which is paid upon the first annuitant's death, is as follows:

Earnings Percentage x Adjusted Earnings

If the annuitant is age 70 or younger at the time of application, the Earnings Percentage will be 40%. If the annuitant is age 71 through age 75 at the time of application, the Earnings Percentage will be 25%.

Adjusted Earnings = (a) - (b); where:

   a = the contract value on the date the death benefit is calculated and prior to any death benefit calculation; and

   b = purchase payments, proportionally adjusted for surrenders.

The adjustment for amounts surrendered will reduce purchase payments in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

There is a limit on the amount of Adjusted Earnings used in the first benefit calculation.

Maximum Adjusted Earnings = 200% of the total of all purchase payments that were applied to the contract more than 12 months before the date of the annuitant's death, proportionally adjusted for surrenders.

The benefit will either be paid in addition to the death benefit, or will be credited to the contract if there is a co-annuitant named to the contract.

If there is no co-annuitant named to the contract, the charge associated with the Beneficiary Protector II Option will be removed after the benefit is paid.

Calculation of the Second Benefit

If a co-annuitant is named under the contract, a second benefit will be paid upon the death of the co-annuitant if the co-annuitant is age 75 or younger at the date of the first annuitant's death. If the co-annuitant is older than age 75 at the date of the first annuitant's death, no second benefit will be paid and the charge associated with the Beneficiary Protector II Option will be removed.

The calculation of the second benefit will be based on earnings to the contract after the first benefit was calculated. The formula for calculating the second benefit is as follows:

Earnings Percentage x Adjusted Earnings from the Date of the First Benefit

If the co-annuitant is age 70 or younger at the time of the first annuitant's death, the Earnings Percentage will be 40%. If the co-annuitant is age 71 through age 75 at the time of the first annuitant's death, the Earnings Percentage will be 25%.

Adjusted Earnings from the Date of the First Benefit = (a) - (b) - (c), where:

   a = contract value on the date the second death benefit is calculated
       (before the second death benefit is calculated);

   b = the contract value on the date the first benefit and the first death benefit were calculated (after the first benefit and the first death benefit were applied), proportionately adjusted for surrenders; and

   c = purchase payments made after the first benefit was applied, proportionately adjusted for surrenders.

The adjustment for amounts surrendered will reduce the beginning contract value and purchase payments in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

There is a limit on the amount of Adjusted Earnings from the Date of the First Benefit used in the second benefit calculation.

Maximum Adjusted Earnings from the Date of the First Benefit = 200% of the total of all purchase payments that were applied to the contract more than 12 months before the date of the co-annuitant's death, proportionally adjusted for surrenders.

After the second benefit is applied, the charge associated with the Beneficiary Protector II Option will be removed.

Extra Value Options

Applicants should be aware of the following prior to electing an extra value option:

(1)  Nationwide may make a profit from the extra value option charge.

(2) Because the extra value option charge will be assessed against the entire contract value for the first 8 contract years, contract owners who anticipate making additional purchase payments after the first contract year (which will not receive the bonus credit but will be assessed the extra value charge) should carefully examine the extra value option and consult their financial adviser regarding its desirability.

(3) Nationwide may take back or "recapture" all or part of the amount credited under the extra value option in the event of early surrenders, including revocation of the contract during the contractual free-look period.

(4) If the market declines during the period that the bonus credits are subject to recapture, the amount subject to recapture could decrease the amount of contract available for surrender.

(5) The cost of the extra value option and the recapture of the credits (in the event of a surrender) could exceed any benefit of receiving the Extra Value Option credits.

(6) Under certain circumstances, Nationwide may restrict the allocation of purchase payments to the fixed account when the contract owner elects or has elected an extra value option. These restrictions may be imposed at Nationwide's discretion when economic conditions are such that Nationwide is unable to recoup the cost of providing the up-front extra value option credits.

3% Extra Value Option

For an additional charge at an annualized rate of 0.50% of the daily net assets of the variable account, a contract owner can elect the 3% Extra Value Option. In addition, allocations made to the fixed account and the Guaranteed Term Options will be assessed a fee of 0.50%. After the end of the 8th contract year, Nationwide will discontinue assessing the charges associated with the 3% Extra Value Option and the amount credited under this option will be fully vested. In exchange, for the first 12 months the contract is in force, Nationwide will apply a credit to the contract equal to 3% of each purchase payment made to the contract. This credit, which is funded from Nationwide's general account, will be allocated among the sub-accounts, the fixed account, and/or the Guaranteed Term Options in the same proportion that the purchase payment is allocated to the contract. Credits applied under this option are considered earnings, not purchase payments.

4% Extra Value Option

For an additional charge at an annualized rate of 0.60% of the daily net assets of the variable account, a contract owner can elect the 4% Extra Value Option. In addition, allocations made to the fixed account and the Guaranteed Term Options will be assessed a fee of 0.60%. After the end of the 8th contract year, Nationwide will discontinue assessing the charges associated with the 4% Extra Value Option and the amount credited under this option will be fully vested.

In exchange, for the first 12 months the contract is in force, Nationwide will apply a credit to the contract equal to 4% of each purchase payment made to the contract. This credit, which is funded from Nationwide's general account, will be allocated among the sub-accounts, the fixed account, and/or the Guaranteed Term Options in the same proportion that the purchase payment is allocated to the contract. Credits applied under this option are considered earnings, not purchase payments.

Recapture of Extra Value Option Credits

Nationwide will recapture amounts credited to the contract in connection with the extra value option if:

(a) the contract owner cancels the contract pursuant to the contractual free-look provisions;

(b) the contract owner takes a full surrender before the end of the 7th contract year; or

(c) the contract owner takes a partial surrender that is subject to a CDSC before the end of the 7th contract year.

The amount of the extra value credit recaptured under the circumstances listed above is determined based on a vesting schedule. The longer a contract owner waits to surrender value from the contract, the smaller the amount of the credit that Nationwide will recapture.

If the contract owner cancels the contract pursuant to the contractual free-look provision, Nationwide will recapture the entire amount credited to the contract under this option. In those states that require the return of purchase payments for IRAs that are surrendered pursuant to the contractual free-look, Nationwide will recapture the entire amount credited to the contract under this option, but under no circumstances will the amount returned be less than the purchase payments made to the contract. In those states that allow a return of contract value, the contract owner will retain any earnings attributable to the amount credited, but all losses attributable to the amount credited will be incurred by Nationwide.

If the contract owner takes a full surrender of the contract before the end of the 7th contract year, Nationwide will recapture part or all of the amount credited to the contract under this option, according to the following vesting/recapture schedules:

                  Vesting and Recapture Schedule for
                         3% Extra Value Option
-------------------- -------------------- ------------------------------
     Contract         Credit Percentage      Credit Percentage
       Year                Vested          Subject to Recapture
-------------------- -------------------- ---------------------------
-------------------- -------------------- ---------------------------
         1                   0%              3% (or all of the credit)
-------------------- -------------------- ---------------------------
-------------------- -------------------- ---------------------------
         2                   1%              2% (or 2/3 of the credit)
-------------------- -------------------- ---------------------------
-------------------- -------------------- ---------------------------
         3                   1%              2% (or 2/3 of the credit)
-------------------- -------------------- ---------------------------
-------------------- -------------------- ---------------------------
         4                   2%              1% (or 1/3 of the credit)
-------------------- -------------------- ---------------------------
-------------------- -------------------- ---------------------------
         5                   2%              1% (or 1/3 of the credit)
-------------------- -------------------- ---------------------------
-------------------- -------------------- ---------------------------
         6                   2%              1% (or 1/3 of the credit)
-------------------- -------------------- ---------------------------
-------------------- -------------------- ---------------------------
         7                   2%              1% (or 1/3 of the credit)
-------------------- -------------------- ---------------------------
-------------------- -------------------- ---------------------------
 8 and thereafter     3% (fully vested)             0%
-------------------- -------------------- ---------------------------

                   Vesting and Recapture Schedule for
                          4% Extra Value Option
-------------------- -------------------- ---------------------------
     Contract         Credit Percentage      Credit Percentage
       Year                Vested          Subject to Recapture
-------------------- -------------------- ---------------------------
-------------------- -------------------- ---------------------------
         1                   0%              4% (or all of the credit)
-------------------- -------------------- ---------------------------
-------------------- -------------------- ---------------------------
         2                   1%              3% (or 3/4 of the credit)
-------------------- -------------------- ---------------------------
-------------------- -------------------- ---------------------------
         3                   1%              3% (or 3/4 of the credit)
-------------------- -------------------- ---------------------------
-------------------- -------------------- ---------------------------
         4                   2%              2% (or 1/2 of the credit)
-------------------- -------------------- ---------------------------
-------------------- -------------------- ---------------------------
         5                   2%              2% (or 1/2 of the credit)
-------------------- -------------------- ---------------------------
-------------------- -------------------- ---------------------------
         6                   2%              2% (or 1/2 of the credit)
-------------------- -------------------- ---------------------------
-------------------- -------------------- ---------------------------
         7                   2%              2% (or 1/2 of the credit)
-------------------- -------------------- ---------------------------
-------------------- -------------------- ---------------------------
 8 and thereafter     4% (fully vested)             0%
-------------------- -------------------- ---------------------------

For example, Ms. R, who elected the 4% Extra Value Option, makes a $100,000 initial deposit into her contract and receives a 4% credit of $4,000. In contract year 4, Ms. R takes a full surrender. For the recapture calculation, Nationwide will multiply the initial $100,000 by 2% (refer to the Vesting and Recapture Schedule for 4% Extra Value Option) to get the portion of the original credit that Nationwide will recapture. Thus, the amount of the original credit recaptured as a result of the full surrender is $2,000.

If the contract owner takes a partial surrender before the end of the 7th contract year that is subject to CDSC, Nationwide will recapture a proportional part of the amount credited to the contract under this option, depending on when the surrender is taken, according to the recapture schedules indicated above.

For example, Mr. X, who elected the 3% Extra Value Option, makes a $100,000 initial deposit to his contract and receives a 3% credit of $3,000. In contract year 2, Mr. X takes a $20,000 surrender. Under the contract Mr. X is entitled to take 10% of purchase payments free of CDSC. Thus, he can take ($100,000 x 10%) = $10,000 without incurring a CDSC. That leaves $10,000 of the surrender subject to a CDSC. For the recapture calculation, Nationwide will multiply that $10,000 by 2% (refer to the Vesting and Recapture Schedule for 3% Extra Value Option) to get the portion of the original credit that Nationwide will recapture. Thus, the amount of the original credit recaptured as a result of the $20,000 partial surrender is $200. The amount recaptured will be taken from the sub-accounts, the fixed account and/or the Guaranteed Term Options in the same proportion that purchase payments are allocated as of the surrender date.

Contract owners should carefully consider the consequences of taking a surrender that subjects part or all of the credit to recapture. If contract value decreases due to poor market performance, the recapture provisions could decrease the amount of contract value available for surrender.

Nationwide will not recapture credits under the extra value option under the following circumstances:

(1) If the withdrawal is not subject to a CDSC;

(2) If the distribution is taken as a result of a death, annuitization, or to meet minimum distribution requirements under the Internal Revenue Code; or (


3)  If the surrender occurs after the 7th contract year.

Capital Preservation Plus Option

The Capital Preservation Plus Option provides a "return of principal" guarantee over an elected period of time (3, 5, 7, or 10 years -- the "program period"). Contract value at the end of the program period will be no less than contract value at the beginning of the period, regardless of market performance. Note, however, that surrenders or contract charges that are deducted from the contract after this option is elected will reduce the value of the guarantee proportionally.

The guarantee is conditioned upon the allocation of contract value between two investment components:

(1) A Guaranteed Term Option corresponding to the length of the elected program period; and

(2) Non-Guaranteed Term Option allocations, which consist of the fixed account and certain underlying mutual funds that are available under the program. This investment component is allocated according to contract owner instructions.

In some state jurisdictions, Nationwide uses Target Term Options instead of Guaranteed Term Options in connection with the Capital Preservation Plus Option. For all material purposes, Guaranteed Term Options and Target Term Options are the same. Target Term Options are managed and administered identically to Guaranteed Term Options. The distinction is that the interest rate associated with Target Term Options is not guaranteed as it is in Guaranteed Term Options. However, because the options are managed and administered identically, the result to the investor is the same. All references to Guaranteed Term Options in this "Capital Preservation Plus Option" provision will also mean Target Term Options (in applicable jurisdictions). Please refer to the prospectus for the Guaranteed Term Options/Target Term Options for more information.

When the Capital Preservation Plus Option is elected, Nationwide will specify the percentage of the contract value that must be allocated to each of these two general components. Generally, when interest rates are higher, a greater portion of the contract value will be made available for allocation among underlying mutual funds; when interest rates are lower, lesser portions may be made available for allocation among underlying mutual funds. Also, longer program periods will typically permit greater allocations to the underlying mutual funds. Other general economic factors and market conditions may affect these determinations as well.

Charges

The Capital Preservation Plus Option is provided for an additional charge at an annualized rate not to exceed 0.50% of the daily net assets of the variable account. This charge will be assessed against the Guaranteed Term Options through a reduction in credited interest rates (not to exceed 0.50%). Nationwide may realize a profit from the charge assessed for this option.

All charges associated with the Capital Preservation Plus Option will remain the same for the duration of the program period. When the program period ends or an elected Capital Preservation Plus Option is terminated, the charges associated with the option will no longer be assessed.

The Advantage of Capital Preservation Plus

Without electing the option, contract owners may be able to approximate (without replicating) the benefits of the Capital Preservation Plus Option. To do this, contract owners would have to determine how much of their contract value would need to be allocated to a Guaranteed Term Option so that the amount at maturity (principal plus interest attributable to the Guaranteed Term Option allocation) would approximate the original total investment. The balance of the contract value would be available to be allocated among underlying funds or the fixed account. This represents an investment allocation strategy aimed at capital preservation.

Election of the Capital Preservation Plus Option, however, generally permits a higher percentage of the contract value to be allocated outside of the Guaranteed Term Options among underlying mutual funds and/or the fixed account. This provides contract owners with a greater opportunity to benefit from market appreciation that is reflected in the underlying mutual fund performance, while preserving the return of principal guarantee.

Availability

The Capital Preservation Plus Option may be elected by any contract owner or applicant until May 1, 2005. Effective May 1, 2005, the Capital Preservation Plus Option may only be elected within the first 60 days after the contract is issued.


Conditions Associated with the Capital Preservation Plus Option

A contract owner with an outstanding loan may not elect the Capital Preservation Plus Option.

During the program period, the following conditions apply:

o If surrenders or contract charges are deducted from the contract subsequent to electing this option, the value of the guarantee will be reduced proportionally.

o Only one Capital Preservation Plus Option program may be in effect at any given time.

o    No new purchase payments may be applied to the contract.

o    Nationwide will not permit loans to be taken from the contract.

o No optional benefit that assesses a charge to the Guaranteed Term Options may be added to the contract.

o If, while the Capital Preservation Plus Option is elected, the annuitant dies and the annuitant's spouse elects to continue the contract, the option will remain in effect and will continue until the end of the original program period.

o If the contract is surrendered or liquidated for any reason prior to the end of the program period, all guarantees are terminated. A market value adjustment may apply and the surrender will be subject to the CDSC provisions of the contract.

After the end of the program period, or after termination of the option, the above conditions will no longer apply.

Investments During the Program Period

When the option is elected and after Nationwide receives all required information, Nationwide will declare the amount of the contract value that is available for allocation to the fixed account and/or the available underlying mutual funds. The remainder of the contract value must be allocated to a Guaranteed Term Option, the length of which corresponds to the length of the program period elected by the contract owner.

The following investment options are the only investment options available to contract owners during the program period: the fixed account and the following underlying mutual funds:

W&R Target Funds, Inc.
o  Asset Strategy Portfolio
o  Balanced Portfolio
o  Bond Portfolio
o  Core Equity Portfolio
o  Dividend Income Portfolio
o  Growth Portfolio
o  Limited-Term Bond Portfolio
o  Money Market Portfolio
o  Value Portfolio

Election of the Capital Preservation Plus Option will not be effective unless and until Nationwide receives sub-account allocation instructions based on the preceding list of available underlying mutual funds. Allocations to underlying mutual funds other than those listed above are not permitted during the program period.

Nationwide reserves the right to modify the list of available underlying mutual funds upon written notice to contract owners. If an underlying mutual fund is deleted from the list of available underlying mutual funds, such deletion will not affect Capital Preservation Plus Option programs already in effect.

Surrenders During the Program Period

If, during the program period, the contract owner takes a surrender, Nationwide will surrender accumulation units from the sub-accounts and an amount from the fixed account and Guaranteed Term Options. The amount withdrawn from each investment option will be in proportion to the value in each option at the time of the surrender request, unless Nationwide is instructed otherwise. Surrenders may not be taken exclusively from the Guaranteed Term Option. In conjunction with the surrender, the value of the guarantee will be adjusted proportionally. A market value adjustment may apply to amounts surrendered from Guaranteed Term Options and the surrender will be subject to the CDSC provisions of the contract.

Transfers During the Program Period

Transfers to and from the Guaranteed Term Option are not permitted during the program period.

Transfers between the fixed account and the variable account, and among sub-accounts are subject to the terms and conditions in the "Transfers Prior to Annuitization" provision. During the program period, transfers to underlying mutual funds that are not included in the Capital Preservation Plus Option program are not permitted.

Terminating the Capital Preservation Plus Option

Once elected, the Capital Preservation Plus Option cannot be revoked, except as provided below.

If the contract owner elected a program period matching a 7 year Guaranteed Term Option, upon reaching the 5th anniversary of the program, the contract owner may terminate the Capital Preservation Plus Option. Any termination instructions must be received at Nationwide's home office within 60 days after the option's 5th anniversary.

If the contract owner elected a program period matching a 10 year Guaranteed Term Option, upon reaching the 7th anniversary of the program, the contract owner may terminate the Capital Preservation Plus Option. Any termination instructions must be received at Nationwide's home office within 60 days after the option's 7th anniversary.

If the contract owner terminates the Capital Preservation Plus Option as described above, the charges associated with the option will no longer be assessed, all guarantees associated with the option will terminate, the contract's investment allocations will remain the same as when the program was in effect (unless Nationwide is instructed otherwise), and all conditions associated with the Capital Preservation Plus Option are removed.

Fulfilling the Return of Principal Guarantee

At the end of the program period, if the contract value is less than the guaranteed amount, Nationwide will credit an amount to the contract so that the contract value equals the guaranteed amount. Amounts credited under this option are considered earnings, not purchase payments. If the contract owner does not elect to begin a new Capital Preservation Plus Option program, the amount previously allocated to the Guaranteed Term Option and any amounts credited under the guarantee will be allocated to the W&R Target Funds, Inc. - Money Market Portfolio.

Election of a New Capital Preservation Plus Option

At the end of any program period or after terminating a Capital Preservation Plus Option, the contract owner may elect to participate in a new Capital Preservation Plus Option program at the charges, rates and allocation percentages in effect at that point in time. If the contract owner elects to participate in a new program, such election and complete instructions must be received by Nationwide within 60 days after the end of the preceding program period or within 60 days of the program termination, whichever is applicable.

Removal of Variable Account Charges

For certain optional benefits, a charge is assessed only for a specified period of time. To remove a variable account charge at the end of the specified charge period, Nationwide systematically re-rates the contract. This re-rating results in lower contract charges, but no change in contract value or any other contractual benefit.

Re-rating involves two steps: the adjustment of contract expenses and the adjustment of the number of units in the contract.

The first step, the adjustment of contract expenses, involves removing the charge from the unit value calculation. For example, on a contract where the only optional benefit elected is the 3% Extra Value Option, the variable account value will be calculated using unit values with variable account charges of 1.75% for the first 8 contract years. At the end of that period, the contract will be re-rated, and the 0.50% charge associated with the 3% Extra Value Option will be removed. From that point on, the variable account value will be calculated using the unit values with variable account charges at 1.25%. Thus, the 3% Extra Value Option charge is no longer included in the daily sub-account valuation for the contract.

The second step of the re-rating process, the adjustment of the number of units in the contract, is necessary in order to keep the re-rating process from altering the contract value. Generally, for any given sub-account, the higher the variable account charges, the lower the unit value, and vice versa. For example, sub-account X with charges of 1.75% will have a lower unit value than sub-account X with charges of 1.25% (higher expenses result in lower unit values). When, upon re-rating, the unit values used in calculating variable account value are dropped from the higher expense level to the lower expense level, the higher unit values will cause an incidental increase in the contract value. In order to avoid this incidental increase, Nationwide adjusts the number of units in the contract down so that the contract value after the re-rating is the same as the contract value before the re-rating.

Ownership and Interests in the Contract

Contract Owner

Prior to the annuitization date, the contract owner has all rights under the contract, unless a joint owner is named. If a joint owner is named, each joint owner has all rights under the contract. Purchasers who name someone other than themselves as the contract owner will have no rights under the contract.

On the annuitization date, the annuitant becomes the contract owner, unless the contract owner is a Charitable Remainder Trust. If the contract owner is a Charitable Remainder Trust, the Charitable Remainder Trust continues to be the contract owner after annuitization.

Contract owners of Non-Qualified Contracts may name a new contract owner at any time before the annuitization date. Any change of contract owner automatically revokes any prior contract owner designation. Changes in contract ownership may result in federal income taxation and may be subject to state and federal gift taxes.

Joint Owner

Joint owners each own an undivided interest in the contract.

Non-Qualified contract owners can name a joint owner at any time before annuitization. However, joint owners must be spouses at the time joint ownership is requested, unless state law requires Nationwide to allow non-spousal joint owners.

Generally, the exercise of any ownership rights under the contract must be in writing and signed by both joint owners. However, if a written election, signed by both contract owners, authorizing Nationwide to allow the exercise of ownership rights independently by either joint owner is submitted, Nationwide will permit joint owners to act independently. If such an authorization is submitted, Nationwide will not be liable for any loss, liability, cost, or expense for acting in accordance with the instructions of either joint owner.

If either joint owner dies before the annuitization date, the contract continues with the surviving joint owner as the remaining contract owner.

Contingent Owner

The contingent owner succeeds to the rights of a contract owner if a contract owner who is not the annuitant dies before the annuitization date, and there is no surviving joint owner.

If a contract owner who is the annuitant dies before the annuitization date, the contingent owner will not have any rights under the contract, unless such contingent owner is also the beneficiary.

The contract owner may name a contingent owner at any time before the annuitization date.

Annuitant

The annuitant is the person who will receive annuity payments and upon whose continuation of life any annuity payment involving life contingencies depends. This person must be age 85 or younger at the time of contract issuance, unless Nationwide approves a request for an annuitant of greater age.

Only Non-Qualified Contract owners may name someone other than himself/herself as the annuitant.

The contract owner may not name a new annuitant without Nationwide's consent.

Contingent Annuitant

If the annuitant dies before the annuitization date, the contingent annuitant becomes the annuitant. The contingent annuitant must be age 85 or younger at the time of contract issuance, unless Nationwide approves a request for a contingent annuitant of greater age.

If a contingent annuitant is named, all provisions of the contract that are based on the annuitant's death prior to the annuitization date will be based on the death of the last survivor of the annuitant and contingent annuitant.

Co-Annuitant

A co-annuitant, if named, must be the annuitant's spouse. The co-annuitant may be named at any time prior to annuitization and will receive the benefit of the Spousal Protection Annuity Option (if elected).

If either co-annuitant dies before the annuitization date, the surviving co-annuitant may continue the contract and will receive the benefit of the Spousal Protection Annuity Option (if elected).

Joint Annuitant

The joint annuitant is designated as a second person (in addition to the annuitant) upon whose continuation of life any annuity payment involving life contingencies depend. This person must be age 85 or younger at the time of contract issuance, unless Nationwide approves a request for a joint annuitant of greater age.

The contract owner may name a joint annuitant at any time before the annuitization date.

Beneficiary and Contingent Beneficiary

The beneficiary is the person who is entitled to the death benefit if the annuitant dies before the annuitization date and there is no joint owner. The contract owner can name more than one beneficiary. Multiple beneficiaries will share the death benefit equally, unless otherwise specified.

A contingent beneficiary will succeed to the rights of the beneficiary if no beneficiary is alive when a death benefit is paid. The contract owner can name more than one contingent beneficiary. Multiple contingent beneficiaries will share the death benefit equally, unless otherwise specified.

Changes to the Parties to the Contract

Prior to the annuitization date (and subject to any existing assignments), the contract owner may request to change the following:

o    contract owner (Non-Qualified Contracts only);

o    joint owner (must be the contract owner's spouse);

o    contingent owner;

o    annuitant (subject to Nationwide's underwriting and approval);

o    contingent annuitant (subject to Nationwide's underwriting and approval);

o    co-annuitant (must be the annuitant's spouse);

o    joint annuitant (subject to Nationwide's underwriting and approval);

o    beneficiary; or

o    contingent beneficiary.

The contract owner must submit the request to Nationwide in writing and Nationwide must receive the request at its home office before the annuitization date. Once Nationwide receives and records the change request, the change will be effective as of the date the written request was signed, whether or not the contract owner or annuitant is living at the time it was recorded. The change will not affect any action taken by Nationwide before the change was recorded.

In addition to the above requirements, any request to change the contract owner must be signed by the existing contract owner and the person designated as the new contract owner. Nationwide may require a signature guarantee.

If the contract owner is not a natural person and there is a change of the annuitant, distributions will be made as if the contract owner died at the time of the change, regardless of whether the contract owner named a contingent annuitant.

Nationwide reserves the right to reject any change request that would alter the nature of the risk that Nationwide assumed when it originally issued the contract (see "Purpose of the Contract" earlier in this prospectus).

Operation of the Contract

Minimum Initial and Subsequent Purchase Payments

-------------------- ----------------- ------------------
     Contract        Minimum Initial       Minimum
       Type              Purchase         Subsequent
                         Payment*         Payments**
-------------------- ----------------- ------------------
-------------------- ----------------- ------------------
Charitable               $10,000            $1,000
Remainder Trust
-------------------- ----------------- ------------------
-------------------- ----------------- ------------------
IRA                       $1,000            $1,000
-------------------- ----------------- ------------------
-------------------- ----------------- ------------------
Investment-Only           $1,000            $1,000
-------------------- ----------------- ------------------
-------------------- ----------------- ------------------
Non-Qualified            $10,000            $1,000
-------------------- ----------------- ------------------
-------------------- ----------------- ------------------
Roth IRA                  $1,000            $1,000
-------------------- ----------------- ------------------
-------------------- ----------------- ------------------
SEP IRA                   $1,000            $1,000
-------------------- ----------------- ------------------
-------------------- ----------------- ------------------
Simple IRA                $1,000            $1,000
-------------------- ----------------- ------------------
-------------------- ----------------- ------------------
Tax Sheltered             $1,000            $1,000
Annuity
-------------------- ----------------- ------------------

*A contract owner will meet the minimum initial purchase payment requirement by making purchase payments equal to the required minimum over the course of the first contract year.

**For subsequent purchase payments sent via automatic deposit, the minimum subsequent purchase payment is $50.

Subsequent purchase payments may not be permitted in all states.

If the contract owner elects an extra value option, amounts credited to the contract in excess of total purchase payments may not be used to meet the minimum initial and subsequent purchase payment requirements.

The cumulative total of all purchase payments under contracts issued by Nationwide on the life of any one annuitant cannot exceed $1,000,000 without Nationwide's prior consent. Nationwide's consent is contingent on a risk analysis that may involve a medical evaluation.

Guaranteed Term Options

Guaranteed Term Options are separate investment options under the contract. The minimum amount that may be allocated to a Guaranteed Term Option is $1,000.

Purchase Payment Credits

Purchase Payment Credits ("PPCs") are additional credits that Nationwide will apply to a contract when cumulative purchase payments reach certain aggregate levels.

Each time a contract owner submits a purchase payment, Nationwide will perform a calculation to determine if and how many PPCs are payable as a result of that particular deposit.

The formula used to determine the amount of the PPC is as follows:

             (Cumulative Purchase Payments x PPC%)
         -   PPCs Paid to Date
         -----------------------------------------
         =   PPCs Payable

Cumulative Purchase Payments = the total of all purchase payments applied to the contract, including the current deposit, minus any surrenders.

PPC% = either 0.0%, 0.5%, or 1.0%, depending on the level of Cumulative Purchase Payments as follows:

     --------------------------- -----------------------------
     If Cumulative Purchase      Then the PPC% is . . .
     Payments are . . .
     --------------------------- -----------------------------
     --------------------------- -----------------------------
           $0 - $499,999           0.0% (no PPC is payable)
     --------------------------- -----------------------------
     --------------------------- -----------------------------
        $500,000 - $999,999                  0.5%
     --------------------------- -----------------------------
     --------------------------- -----------------------------
         $1,000,000 or more                  1.0%
     --------------------------- -----------------------------

PPCs Paid to Date = the total PPCs that Nationwide has already applied to the contract.

PPCs Payable = the PPCs that Nationwide will apply to the contract as a result of the current deposit.

For example, on March 1, Ms. Z makes an initial deposit of $200,000 to her contract. She does not receive a PPC since her Cumulative Purchase Payments are less than $500,000.

On April 1, Ms. Z applies additional purchase payments of $350,000. Cumulative Purchase Payments now equal $550,000. Nationwide will apply PPCs to Ms. Z's contract equal to $2,750, which is (0.5% x $550,000) - $0.

On May 1, Ms. Z takes a surrender of $150,000. Cumulative Purchase Payments now equal $400,000.

On June 1, Ms. Z applies additional purchase payments of $500,000. Cumulative Purchase Payments now equal $900,000. Nationwide will apply PPCs to Ms. Z's contract equal to $1,750, which is ($900,000 x 0.5%) - $2,750. At this point in time, a total of $4,500 in PPCs have been applied to Ms. Z's contract.

On July 1, Ms. Z applies additional purchase payments of $300,000. Cumulative Purchase Payments now equal $1,200,000. Nationwide will apply PPCs to Ms. Z's contract equal to $7,500, which is ($1,200,000 x 1.0%) - $4,500. At this point in time, a total of $12,000 in PPCs have been applied to Ms. Z's contract.

PPCs are considered earnings, not purchase payments, and they will be allocated in the same proportion that purchase payments are allocated on the date the PPCs are applied.

If the contract owner cancels the contract pursuant to the contractual free-look provision, Nationwide will recapture all PPCs applied to the contract. In those states that require the return of purchase payments for IRAs that are surrendered pursuant to the contractual free-look, Nationwide will recapture all PPCs, but under no circumstances will the amount returned to the contract owner be less than the purchase payments made to the contract. In those states that allow a return of contract value, the contract owner will retain any earnings attributable to the PPCs, but all losses attributable to the PPCs will be incurred by Nationwide.

All PPCs are fully vested after the end of the contractual free-look period.

Pricing

Initial purchase payments allocated to sub-accounts will be priced at the accumulation unit value determined no later than 2 business days after receipt of an order to purchase if the application and all necessary information are complete. If the application is not complete, Nationwide may retain a purchase payment for up to 5 business days while attempting to complete it. If the application is not completed within 5 business days, the prospective purchaser will be informed of the reason for the delay. The purchase payment will be returned unless the prospective purchaser specifically allows Nationwide to hold the purchase payment until the application is completed.

Subsequent purchase payments allocated to sub-accounts will be priced at the next available accumulation unit value after the payment is received.

Purchase payments will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

o   New Year's Day                 o   Independence Day
o   Martin Luther King, Jr. Day    o   Labor Day
o   Presidents' Day                o   Thanksgiving
o   Good Friday                    o   Christmas
o   Memorial Day

Nationwide also will not price purchase payments if:

(1) trading on the New York Stock Exchange is restricted;

(2) an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

(3) the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist. If Nationwide is closed on days when the New York Stock Exchange is open, contract value may be affected since the contract owner will not have access to their account.

Allocation of Purchase Payments

Nationwide allocates purchase payments to sub-accounts, the fixed account and/or Guaranteed Term Options as instructed by the contract owner. Shares of the underlying mutual funds allocated to the sub-accounts are purchased at net asset value, then converted into accumulation units. Nationwide reserves the right to limit or refuse purchase payments allocated to the fixed account at its sole discretion.

Contract owners can change future allocations to the sub-accounts, fixed account or Guaranteed Term Options. However, no change may be made that would result in an amount less than 1% of the purchase payments being allocated to any sub-account. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

Determining the Contract Value

The contract value is the sum of:

(1) the value of amounts allocated to the sub-accounts of the variable account; and

(2) amounts allocated to the fixed account; and

(3) amounts allocated to a Guaranteed Term Option.

If charges are assessed against the whole contract value, Nationwide will deduct a proportionate amount from each sub-account, the fixed account and any Guaranteed Term Option based on current cash values.

Determining Variable Account Value - Valuing an Accumulation Unit

Purchase payments or transfers allocated to sub-accounts are accounted for in accumulation units. Accumulation unit values (for each sub-account) are determined by calculating the net investment factor for the underlying mutual funds for the current valuation period and multiplying that result with the accumulation unit values determined on the previous valuation period.

Nationwide uses the net investment factor as a way to calculate the investment performance of a sub-account from valuation period to valuation period. For each sub-account, the net investment factor shows the investment performance of the underlying mutual fund in which a particular sub-account invests, including the charges assessed against that sub-account for a valuation period.

The net investment factor for any particular sub-account is determined by dividing (a) by (b), and then subtracting (c) from the result, where:

(a) is the sum of:

     (1) the net asset value of the underlying mutual fund as of the end of the current valuation period; and

     (2) the per share amount of any dividend or income distributions made by the underlying mutual fund (if the date of the dividend or income distribution occurs during the current valuation period).

(b) is the net asset value of the underlying mutual fund determined as of the end of the preceding valuation period.

(c) is a factor representing the daily total variable account charges, which may include charges for optional benefits elected by the contract owner. The factor is equal to an annualized rate ranging from 1.25% to 3.20% of the daily net assets of the variable account, depending on which optional benefits the contract owner elects.

Based on the change in the net investment factor, the value of an accumulation unit may increase or decrease. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the underlying mutual fund shares because of the deduction of variable account charges.

Though the number of accumulation units will not change as a result of investment experience, the value of an accumulation unit may increase or decrease from valuation period to valuation period.

Determining Fixed Account Value

Nationwide determines the value of the fixed account by:

(1) adding all amounts allocated to the fixed account, minus amounts previously transferred or surrendered;

(2)  adding any interest  earned on the amounts  allocated to the fixed account;
     and

(3)  subtracting charges deducted in accordance with the contract.

Determining the Guaranteed Term Option Value

Nationwide determines the value of a Guaranteed Term Option by:

(1)  adding all amounts allocated to the Guaranteed Term Options,  minus amounts
     previously   transferred  or   surrendered   (including  any  market  value
     adjustment);

(2) adding any interest earned on the amounts allocated to the Guaranteed Term Options; and

(3)  subtracting charges deducted in accordance with the contract.

Transfer Requests

Contract owners may submit transfer requests in writing, over the telephone, or via the internet. Nationwide will use reasonable procedures to confirm that instructions are genuine and will not be liable for following instructions that it reasonably determined to be genuine. Nationwide may restrict or withdraw the telephone and/or internet transfer privilege at any time.

Amounts transferred to the sub-accounts will receive the accumulation unit value next determined after the transfer request is received.

Transfers Prior to Annuitization

Prior to annuitization, a contract owner is permitted 20 "transfer events" each calendar year without restriction. A "transfer event" is any valuation period on which allocations are moved between investment options, regardless of the quantity of reallocations. For example, if a contract owner moves contract value between 20 underlying mutual funds in one day, the entire reallocation only counts as one transfer event.

If, in any calendar year, a contract owner exceeds the 20 transfer event limit, the contract owner will be required to submit any additional transfer requests via U.S. mail. Nationwide will reset the transfer limit each January 1st. The number of transfer events permitted each year is not cumulative; transfer events not used in a given calendar year may not be carried over into subsequent calendar years.

Transfers from the Fixed Account

A contract owner may request to transfer allocations from the fixed account to the sub-accounts or a Guaranteed Term Option only upon reaching the end of a fixed account interest rate guarantee period. Fixed account transfers must be made within 45 days after the end of the interest rate guarantee period. The fixed account interest rate guarantee period is the period of time that the fixed account interest rate is guaranteed to remain the same.

Normally, Nationwide will permit 100% of the maturing fixed account allocations to be transferred. However, Nationwide may limit the amount that can be transferred from the fixed account. Nationwide will determine the amount that may be transferred and will declare this amount at the end of the fixed account interest rate guarantee period. The maximum transferable amount will never be less than 10% of the fixed account allocation reaching the end of a fixed account interest rate guarantee period.

Contract owners who use Dollar Cost Averaging may transfer from the fixed account under the terms of that program.

Nationwide reserves the right to limit the number of transfers from the fixed account to the Guaranteed Term Options to one per calendar year.

Nationwide is required by state law to reserve the right to postpone the transfer of assets from the fixed account for a period of up to 6 months from the date of the transfer request.

Transfers from a Guaranteed Term Option

A contract owner may request to transfer allocations from a Guaranteed Term Option to the sub-accounts and/or the fixed account at any time. Transfers from a Guaranteed Term Option prior to maturity are subject to a market value adjustment.

Nationwide reserves the right to limit or refuse transfers to the fixed account and to limit the number of transfers out of the Guaranteed Term Options to one per calendar year.

Nationwide is required by state law to reserve the right to postpone the transfer of assets from the Guaranteed Term Options for a period of up to 6 months from the date of the transfer request.

Transfers from the Sub-Accounts

A contract owner may request to transfer allocations from the sub-accounts to the fixed account or a Guaranteed Term Option at any time, subject to terms and conditions imposed by the contract and the underlying mutual funds.

Nationwide reserves the right to limit or refuse transfers to the fixed account and to limit the number of transfers from the sub-accounts to the Guaranteed Term Options to one per calendar year.

Transfers Among the Sub-Accounts

A contract owner may request to transfer allocations among the sub-accounts at any time, subject to terms and conditions imposed by the contract and the underlying mutual funds.

Transfers After Annuitization

After annuitization, the portion of the contract value allocated to fixed annuity payments and the portion of the contract value allocated to variable annuity payments may not be changed.

After annuitization, transfers among sub-accounts may only be made on the anniversary of the annuitization date.

Transfer Restrictions

Neither the contracts described in this prospectus nor the underlying mutual funds are designed to support active trading strategies that require frequent movement between or among sub-accounts (sometimes referred to as "market-timing" or "short-term trading"). A contract owner who intends to use an active trading strategy should consult his/her registered representative and request information on other Nationwide variable annuity contracts that offer underlying mutual funds that are designed specifically to support active trading strategies.

Nationwide discourages (and will take action to deter) short-term trading in this contract because the frequent movement between or among sub-accounts may negatively impact other investors in the contract. Short-term trading can result in:

o the dilution of the value of the investors' interests in the underlying mutual fund;

o underlying mutual fund managers taking actions that negatively impact performance (keeping a larger portion of the underlying mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

o    increased administrative costs due to frequent purchases and redemptions.

To protect investors in this contract from the negative impact of these practices, Nationwide has implemented, or reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.

Redemption Fees

Some underlying mutual funds assess a short-term trading fee in connection with transfers from a sub-account that occur within 60 days after the date of the allocation to the sub-account. The fee is assessed against the amount transferred and is paid to the underlying mutual fund. Redemption fees compensate the underlying mutual fund for any negative impact on fund performance resulting from short-term trading. For more information on short-term trading fees, please see the "Short-Term Trading Fees" provision.

U.S. Mail Restrictions

Nationwide monitors transfer activity in order to identify those who may be engaged in harmful trading practices. Transaction reports are produced and examined. Generally, a contract may appear on these reports if the contract owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period. A "transfer event" is any transfer, or combination of transfers, occurring on a given trading day (valuation period). For example, if a contract owner executes multiple transfers involving 10 underlying mutual funds in one day, this counts as one transfer event. A single transfer occurring on a given trading day and involving only 2 underlying mutual funds (or one underlying mutual fund if the transfer is made to or from the fixed account or a Guaranteed Term Option) will also count as one transfer event.

As a result of this monitoring process, Nationwide may restrict the method of communication by which transfer orders will be accepted. In general, Nationwide will adhere to the following guidelines:

---------------------------------- -------------------------------
Trading Behavior                   Nationwide's Response
---------------------------------- -------------------------------
---------------------------------- -------------------------------
6 or more transfer events in one   Nationwide will mail a letter
calendar quarter                   to the contract owner
                                   notifying them that:

                                   (1) they have been identified as
                                       engaging in harmful trading
                                       practices; and
                                   (2) if their transfer events exceed
                                       11 in 2 consecutive calendar
                                       quarters or 20 in one calendar
                                       year, the contract owner
                                       will be limited to submitting
                                       transfer requests via U.S. mail.
---------------------------------- -------------------------------
---------------------------------- -------------------------------
More than 11 transfer events in    Nationwide will automatically
2 consecutive calendar quarters    limit the contract owner to
OR                                 submitting transfer requests
More than 20 transfer events in    via U.S. mail.
one calendar year
---------------------------------- -------------------------------

Each January 1st, Nationwide will start the monitoring anew, so that each contract starts with 0 transfer events each January
1. See, however, the "Other Restrictions" provision below.

Managers of Multiple Contracts

Some investment advisers/representatives manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple contract owners. These multi-contract advisers will generally be required by

Nationwide to submit all transfer requests via U.S. mail.

Other Restrictions

Nationwide reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect contract owners, annuitants, and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some contract owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Nationwide to constitute harmful trading practices, may be restricted.

Any restrictions that Nationwide implements will be applied consistently and uniformly.

Right to Examine and Cancel

Contract owners have a ten day "free-look" to examine the contract. The contract may be returned to Nationwide's home office for any reason within ten days of receipt and Nationwide will refund the contract value or another amount required by law. The refunded contract value will reflect the deduction of any contract charges, unless otherwise required by law. All IRA, SEP IRA, Simple IRA and Roth IRA refunds will be a return of purchase payments. State and/or federal law may provide additional free-look privileges.

If a contract owner who received Purchase Payment Credits and/or elected an extra value option subsequently chooses to cancel the contract under the free-look provision, Nationwide will recapture all credits applied under these programs. For those jurisdictions that provide for a return of contract value, the contract owner will retain any earnings attributable to the amounts credited; all losses attributable to the amounts credited will be incurred by Nationwide.

Liability of the variable account under this provision is limited to the contract value in each sub-account on the date of revocation. Any additional amounts refunded to the contract owner will be paid by Nationwide.

Surrender (Redemption) Prior to Annuitization

Prior to annuitization and before the annuitant's death, contract owners may generally surrender some or all of their contract value. Surrender requests must be in writing and Nationwide may require additional information. When taking a full surrender, the contract must accompany the written request. Nationwide may require a signature guarantee.

If an extra value option has been elected, and the amount withdrawn is subject to a CDSC, then for the first 7 contract years only, Nationwide will recapture a portion of the amount credited under the extra value option. No recapture will take place after the 7th contract year.

Nationwide will pay any amounts surrendered from the sub-accounts within 7 days. However, Nationwide may suspend or postpone payment when it is unable to price a purchase payment or transfer.

Nationwide is required by state law to reserve the right to postpone payment of assets in the fixed account and Guaranteed Term Options for a period of up to 6 months from the date of the surrender request.

Surrenders from the contract may be subject to federal income tax and/or a penalty tax. See "Federal Income Taxes" in Appendix B.

Partial Surrenders (Partial Redemptions)

If a contract owner requests a partial surrender, Nationwide will surrender accumulation units from the sub-accounts and an amount from the fixed account and the Guaranteed Term Options. The amount withdrawn from each investment option will be in proportion to the value in each option at the time of the surrender request.

Partial surrenders are subject to the CDSC provisions of the contract. If a CDSC is assessed, the contract owner may elect to have the CDSC deducted from either:

(a) the amount requested; or

(b) the contract value remaining after the contract owner has received the amount requested.

If the contract owner does not make a specific election, any applicable CDSC will be deducted from the amount requested by the contract owner.

The CDSC deducted is a percentage of the amount requested by the contract owner. Amounts deducted for CDSC are not subject to subsequent CDSC.

Partial Surrenders to Pay Investment Advisory Fees

Some contract owners utilize an investment advisor(s) to manage their assets, for which the investment advisor assesses a fee. Investment advisors are not endorsed or affiliated with Nationwide and Nationwide makes no representation as to their qualifications. The fees for these investment advisory services are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus. Some contract owners authorize their investment advisor to take a partial surrender(s) from the contract in order to collect investment advisory fees. Surrenders taken from this contract to pay advisory or investment management fees are subject to the CDSC provisions of the contract and may be subject to income tax and/or tax penalties.

Full Surrenders (Full Redemptions)

Upon full surrender, the contract value may be more or less than the total of all purchase payments made to the contract. The contract value will reflect:

o    variable account charges;

o a $50 Contract Maintenance Charge (this charge will be waived upon full surrender if the contract value is equal to or greater than $50,000 at the time of the full surrender or on any contract anniversary prior to the full surrender);

o    underlying mutual fund charges;

o    the investment performance of the underlying mutual funds;

o    amounts allocated to the fixed account and any interest credited; and

o amounts allocated to the Guaranteed Term Options, plus or minus any market value adjustment.

Full surrenders are subject to the CDSC provisions of the contract. The CDSC-free withdrawal privilege does not apply to full surrenders of the contract. For purposes of the CDSC free withdrawal privilege, a full surrender is:

o multiple surrenders taken within a one-year period that deplete the entire contract value; or

o    any single surrender of 90% or more of the contract value.

Surrender (Redemption) After Annuitization

After the annuitization date, surrenders other than regularly scheduled annuity payments are not permitted.

Surrenders Under Certain Plan Types

Surrenders Under a Tax Sheltered Annuity

Contract owners of a Tax Sheltered Annuity may surrender part or all of their contract value before annuitant's death, except as provided below:

(A) Contract value attributable to contributions made under a qualified cash or deferred arrangement (within the meaning of Internal Revenue Code Section 402(g)(3)(A)), a salary reduction agreement (within the meaning of Internal Revenue Code Section 402(g)(3)(C)), or transfers from a Custodial Account (described in Section 403(b)(7) of the Internal Revenue Code), may be surrendered only:

     (1) when the contract owner reaches age 59 1/2, separates from service, dies, or becomes disabled (within the meaning of Internal Revenue Code
         Section 72(m)(7)); or

     (2) in the case of hardship (as defined for purposes of Internal Revenue Code Section 401(k)), provided that any such hardship surrender may not include any income earned on salary reduction contributions.

(B)  The surrender limitations described in Section A also apply to:

     (1) salary reduction contributions to Tax Sheltered Annuities made for plan years beginning after December 31, 1988;

     (2) earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

     (3) all amounts transferred from 403(b)(7) Custodial Accounts (except that earnings and employer contributions as of December 31, 1988 in such Custodial Accounts may be withdrawn in the case of hardship).

(C) Any distribution other than the above, including a ten day free-look cancellation of the contract (when available) may result in taxes, penalties, and/or retroactive disqualification of a Tax Sheltered Annuity.

In order to prevent disqualification of a Tax Sheltered Annuity after a ten day free-look cancellation, Nationwide will transfer the proceeds to another Tax Sheltered Annuity upon proper direction by the contract owner.

These provisions explain Nationwide's understanding of current withdrawal restrictions. These restrictions may change.

Distributions pursuant to Qualified Domestic Relations Orders will not violate the restrictions stated above.

Surrenders Under a Texas Optional Retirement Program or a Louisiana Optional Retirement Plan

Redemption restrictions apply to contracts issued under the Texas Optional Retirement Program or the Louisiana Optional Retirement Plan.

The Texas Attorney General has ruled that participants in contracts issued under the Texas Optional Retirement Program may only take withdrawals if:

o the participant dies;

o the participant retires;

o the participant terminates
  employment due to total disability; or

o the participant that works in a Texas public institution of higher education terminates employment.

A participant under a contract issued under the Louisiana Optional Retirement Plan may only take distributions from the contract upon retirement or termination of employment. All retirement benefits under this type of plan must be paid as lifetime income; lump sum cash payments are not permitted, except for death benefits.

Due to the restrictions described above, a participant under either of these plans will not be able to withdraw cash values from the contract unless one of the applicable conditions is met. However, contract value may be transferred to other carriers, subject to any sales charges.

Nationwide issues this contract to participants in the Texas Optional Retirement Program in reliance upon and in compliance with Rule 6c-7 of the Investment Company Act of 1940. Nationwide issues this contract to participants in the Louisiana Optional Retirement Plan in reliance upon and in compliance with an exemptive order that Nationwide received from the SEC on August 22, 1990.

Loan Privilege

The loan privilege is only available to contract owners of Tax Sheltered Annuities. Contract owners of Tax Sheltered Annuities may take loans from the contract value beginning 30 days after the contract is issued up to the annuitization date. Loans are subject to the terms of the contract, the plan, and the Internal Revenue Code. Nationwide may modify the terms of a loan to comply with changes in applicable law.

Minimum and Maximum Loan Amounts

Contract owners may borrow a minimum of $1,000, unless Nationwide is required by law to allow a lesser minimum amount. Each loan must individually satisfy the contract minimum amount.

Nationwide will calculate the maximum non-taxable loan amount based on information provided by the participant or the employer. Loans may be taxable if a participant has additional loans from other plans. The total of all outstanding loans must not exceed the following limits:

------------------------ --------------------------
Contract Values          Maximum Outstanding Loan
                         Balance Allowed
------------------------ --------------------------
------------------------ --------------------------
Up to $20,000            up to 80% of contract
                         value (not more than
                         $10,000)
------------------------ --------------------------
------------------------ --------------------------
$20,000 and over         up to 50% of contract
                         value (not more than
                         $50,000*)
------------------------ --------------------------
*The $50,000 limit will be reduced by the highest outstanding balance owed during the previous 12 months.

For salary reduction Tax Sheltered Annuities, loans may be secured only by the contract value.

Maximum Loan Processing Fee

Nationwide may charge a loan processing fee at the time each new loan is processed. The loan processing fee, if assessed, will not exceed $25 per loan processed. This fee compensates Nationwide for expenses related to administering and processing loans. Loans are not available in all states. In addition, some states may not allow Nationwide to assess a loan processing fee.

The fee is taken from the sub-accounts, fixed account, and Guaranteed Term Options in proportion to the contract value at the time the loan is processed.

How Loan Requests are Processed

All loans are made from the collateral fixed account. Nationwide transfers accumulation units in proportion to the assets in each sub-account to the collateral fixed account until the requested amount is reached.

If there are not enough accumulation units available in the contract to reach the requested loan amount, Nationwide next transfers contract value from the fixed account. Contract value transferred from the fixed account to meet the requested loan amount is not subject to the fixed account transfer limitations otherwise applicable under the contract.

Any remaining required collateral will be transferred from the Guaranteed Term Options. Transfers from the Guaranteed Term Options may be subject to a market value adjustment.

No CDSC will be deducted on transfers related to loan processing.

Loan Interest

The outstanding loan balance in the collateral fixed account is credited with interest until the loan is repaid in full. The credited interest rate will be 2.25% less than the loan interest rate fixed by Nationwide. The credited interest rate is guaranteed never to fall below the minimum interest rate required by applicable state law.

Specific loan terms are disclosed at the time of loan application or issuance.

Loan Repayment

Loans must be repaid in five years. However, if the loan is used to purchase the contract owner's principal residence, the contract owner has 15 years to repay the loan.

Contract owners must identify loan repayments as loan repayments or they will be treated as purchase payments and will not reduce the outstanding loan. Loan repayments must be substantially level and made at least quarterly.

Loan repayments will consist of principal and interest in amounts set forth in the loan agreement. Repayments are allocated to the sub-accounts in accordance with the contract, unless Nationwide and the contract owner have agreed to amend the contract at a later date on a case by case basis.

Loan repayments to the Guaranteed Term Options must be at least $1,000. If the proportional share of the repayment to the Guaranteed Term Options is less than $1,000, that portion of the repayment will be allocated to the W&R Target Funds, Inc. - Money Market Portfolio unless the contract owner directs otherwise and will be subject to any variable account charges applicable under the contract.

Distributions and Annuity Payments

Distributions made from the contract while a loan is outstanding will be reduced by the amount of the outstanding loan plus accrued interest if:

o the contract owner takes a full surrender of the contract;

o the contract owner/annuitant dies;

o the contract owner who is not the annuitant dies prior to annuitization; or

o the contract owner annuitizes the contract.

Transferring the Contract

Nationwide reserves the right to restrict any transfer of the contract while the loan is outstanding.

Grace Period and Loan Default

If a loan payment is not made when due, interest will continue to accrue. A grace period may be available (please refer to the terms of the loan agreement). If a loan payment is not made by the end of the applicable grace period, the entire loan will be treated as a deemed distribution and will be taxable to the borrower. This deemed distribution may also be subject to an early withdrawal tax penalty by the Internal Revenue Service.

After default, interest will continue to accrue on the loan. Defaulted amounts, plus interest, are deducted from the contract value when the participant is eligible for a distribution of at least that amount. Additional loans are not available while a previous loan is in default.

Assignment

Contract rights are personal to the contract owner and may not be assigned without Nationwide's written consent. Nationwide reserves the right to refuse to recognize assignments that alter the nature of the risks that Nationwide assumed when it originally issued the contract.

A Non-Qualified Contract owner may assign some or all rights under the contract. An assignment must occur before annuitization while the annuitant is alive. Once proper notice of assignment is recorded by Nationwide's home office, the assignment will become effective.

Investment-Only Contracts, IRAs, Roth IRAs, SEP IRAs, Simple IRAs, and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except where allowed by law.

Nationwide is not responsible for the validity or tax consequences of any assignment. Nationwide is not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until Nationwide receives sufficient direction from the contract owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to a tax penalty equal to 10% of the amount included in gross income.

Assignment of the entire contract value may cause the portion of the contract value exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

Contract Owner Services

Asset Rebalancing

Asset Rebalancing is the automatic reallocation of contract values to the sub-accounts on a predetermined percentage basis. Asset Rebalancing is not available for assets held in the fixed account or the Guaranteed Term Options. Requests for Asset Rebalancing must be on a Nationwide form.

Asset Rebalancing occurs every three months or on another frequency if permitted by Nationwide. If the last day of the three-month period falls on a Saturday, Sunday, recognized holiday, or any other day when the New York Stock Exchange is closed, Asset Rebalancing will occur on the next business day. Each Asset Rebalancing reallocation is considered a transfer event.

Asset Rebalancing may be subject to employer limitations or restrictions for contracts issued to a Tax Sheltered Annuity plan. Contract owners should consult a financial adviser to discuss the use of Asset Rebalancing.

Nationwide reserves the right to stop establishing new Asset Rebalancing programs.

Dollar Cost Averaging

Dollar Cost Averaging is a long-term transfer program that allows you to make regular, level investments over time. It involves the automatic transfer of a specified amount from the fixed account and/or certain sub-accounts into other sub-accounts. Nationwide does not guarantee that this program will result in profit or protect contract owners from loss.

Contract owners direct Nationwide to automatically transfer specified amounts from the fixed account and the W&R Target Funds, Inc. - Money Market Portfolio to any other underlying mutual fund(s). Dollar Cost Averaging transfers may not be directed to the fixed account or the Guaranteed Term Options.

Transfers occur monthly or on another frequency if permitted by Nationwide. Dollar Cost Averaging transfers are not considered transfer events. Nationwide will process transfers until either the value in the originating investment option is exhausted, or the contract owner instructs Nationwide in writing to stop the transfers.

Transfers from the fixed account must be equal to or less than 1/30th of the fixed account value at the time the program is requested. Contract owners that wish to utilize Dollar Cost Averaging from the fixed account should first inquire whether any Enhanced Fixed Account Dollar Cost Averaging programs are available.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging programs.

Nationwide is required by state law to reserve the right to postpone transfer of assets from the fixed account for a period of up to 6 months from the date of the transfer request.

Fixed Account Interest Out Dollar Cost Averaging

Nationwide may, periodically, offer Fixed Account Interest Out Dollar Cost Averaging programs. Fixed Account Interest Out Dollar Cost Averaging involves the automatic transfer of the interest earned on fixed account allocations into any other sub-accounts. Fixed Account Interest Out Dollar Cost Averaging transfers may not be directed to the fixed account or the Guaranteed Term Options.

Transfers occur monthly or on another frequency if permitted by Nationwide. Fixed Account Interest Out Dollar Cost Averaging transfers are not considered transfer events and do not count towards the annual 20 transfer event limit. Nationwide will continue to process transfers until the contract owner instructs Nationwide in writing to stop the transfers.

Nationwide reserves the right to stop establishing new Fixed Account Interest Out Dollar Cost Averaging programs.

Nationwide is required by state law to reserve the right to postpone transfer of assets from the fixed account for a period of up to 6 months from the date of the transfer request.

Systematic Withdrawals

Systematic Withdrawals allow contract owners to receive a specified amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis. Requests for Systematic Withdrawals and requests to discontinue Systematic Withdrawals must be in writing.

The withdrawals will be taken from the sub-accounts and the fixed account proportionately unless Nationwide is instructed otherwise. Systematic Withdrawals are not available from the Guaranteed Term Options.

Nationwide will withhold federal income taxes from Systematic Withdrawals unless otherwise instructed by the contract owner. The Internal Revenue Service may impose a 10% penalty tax if the contract owner is under age 59 1/2 unless the contract owner has made an irrevocable election of distributions of substantially equal payments.

If the contract owner takes Systematic Withdrawals, the maximum amount that can be withdrawn annually without a CDSC is the greatest of:

(1) 10% of the net difference of purchase payments that are subject to CDSC minus purchase payments surrendered that were subject to CDSC;

(2) an amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code; or

(3) a percentage of the contract value based on the contract owner's age, as shown in the table below:

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       Contract Owner's             Percentage of
              Age                  Contract Value

------------------------------ -----------------------
------------------------------ -----------------------
        Under age 59 1/2                 5%
------------------------------ -----------------------
------------------------------ -----------------------
   Age 59 1/2through age 61              7%
------------------------------ -----------------------
------------------------------ -----------------------
    Age 62 through age 64                8%
------------------------------ -----------------------
------------------------------ -----------------------
    Age 65 through age 74               10%
------------------------------ -----------------------
------------------------------ -----------------------
       Age 75 and over                  13%
------------------------------ -----------------------

The contract owner's age is determined as of the date the request for Systematic Withdrawals is recorded by Nationwide's home office. For joint owners, the older joint owner's age will be used.

If total amounts withdrawn in any contract year exceed the CDSC-free amount described above, those amounts will only be eligible for the CDSC-free withdrawal privilege described in the CDSC provision. The total amount of CDSC for that contract year will be determined in accordance with that provision.

The CDSC-free withdrawal privilege for Systematic Withdrawals is non-cumulative. Free amounts not taken during any contract year cannot be taken as free amounts in a subsequent contract year.

The Systematic Withdrawal programs terminate automatically each year on the day before the contract anniversary. To continue the Systematic Withdrawal program, a new request must be submitted annually.

Nationwide reserves the right to stop establishing new Systematic Withdrawal programs. Systematic Withdrawals are not available before the end of the ten-day free-look period.

Death Benefits

Death of Contract Owner

If a contract owner (including a joint owner) who is not the annuitant dies before the annuitization date, no death benefit is payable and the surviving joint owner becomes the contract owner.

If no joint owner is named, the contingent owner becomes the contract owner.

If no contingent owner is named, the beneficiary becomes the contract owner.

If no beneficiary survives the contract owner, the last surviving contract owner's estate becomes the contract owner.

Distributions will be made pursuant to the "Required Distributions for Non-Qualified Contracts" provision in Appendix B.

Death of Annuitant

If the annuitant who is not a contract owner dies before the annuitization date, the contingent annuitant becomes the annuitant and no death benefit is payable. If no contingent annuitant is named, a death benefit is payable to the beneficiary. Multiple beneficiaries will share the death benefit equally unless otherwise specified.

If no beneficiaries survive the annuitant, the contingent beneficiary receives the death benefit. Multiple contingent beneficiaries will share the death benefit equally unless otherwise specified.

If no contingent beneficiaries survive the annuitant, the last surviving contract owner's estate will receive the death benefit.

If the contract owner is a Charitable Remainder Trust and the annuitant dies before the annuitization date, the death benefit will accrue to the Charitable Remainder Trust. Any designation in conflict with the Charitable Remainder Trust's right to the death benefit will be void.

If the annuitant dies after the annuitization date, any benefit that may be payable will be paid according to the selected annuity payment option.

Death of Contract Owner/Annuitant

If a contract owner (including a joint owner) who is also the annuitant dies before the annuitization date, a death benefit is payable to the surviving joint owner.

If there is no surviving joint owner, the death benefit is payable to the beneficiary. Multiple beneficiaries will share the death benefit equally unless otherwise specified.

If no beneficiaries survive the contract owner/annuitant, the contingent beneficiary receives the death benefit. Multiple contingent beneficiaries will share the death benefit equally unless otherwise specified.

If no contingent beneficiaries survive the contract owner/annuitant, the last surviving contract owner's estate will receive the death benefit.

If the contract owner/annuitant dies after the annuitization date, any benefit that may be payable will be paid according to the selected annuity payment option.

Death Benefit Payment

The recipient of the death benefit may elect to receive the death benefit:

(1)      in a lump sum;
(2)      as an annuity; or
(3)      in any other manner permitted by law and approved by Nationwide.

Nationwide will pay (or will begin to pay) the death benefit within 30 days of receiving proof of death and the instructions as to the payment of the death benefit. If the recipient of the death benefit does not elect the form in which to receive the death benefit payment, Nationwide will pay the death benefit in a lump sum. Contract value will continue to be allocated according to the most recent allocation instructions until the death benefit is paid.

Death Benefit Calculations

The contract owner may elect either the standard death benefit or one of the three available death benefit options that are offered under the contract for an additional charge. If no election is made at the time of application, the death benefit will be the standard death benefit.

The value of the death benefit is determined as of the date of the annuitant's death.

Standard Death Benefit

If the annuitant dies prior to the annuitization date and the total of all purchase payments made to the contract is less than or equal to $3,000,000, the standard death benefit will be the greater of:

(1)  the contract value; or

(2) the total of all purchase payments, less an adjustment for amounts surrendered.

The contract value in item (1) above will include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce item (2) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the annuitant's death, the death benefit will be the greater of (1) or (2) above.

If the annuitant dies prior to the annuitization date and the total of all purchase payments made to the contract is greater than $3,000,000, the standard death benefit will be determined using the following formula:

(A x F) + B(1 - F), where

     A = the greatest of:

       (1) the contract value; or

       (2) the total of all purchase payments, less an adjustment for amounts surrendered.

          The contract value in item (1) above will include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

          The adjustment for amounts surrendered will reduce item (2) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

          If Nationwide  does not receive all  information  necessary to pay the
          death  benefit  within  one  year  of  the  annuitant's   death,   the
          calculation for A above will be the greater of (1) or (2) above.

     B = the contract value; and

     F = the ratio of $3,000,000 to the total of all purchase payments made to the contract.

Five-Year Enhanced Death Benefit Option

For an additional charge at an annualized rate of 0.05% of the daily net assets of the variable account, a contract owner can elect the Five-Year Enhanced Death Benefit Option.

If the annuitant dies prior to the annuitization date and the total of all purchase payments made to the contract is less than or equal to $3,000,000, the death benefit will be the greatest of:

(1) the contract value;

(2) the total of all purchase payments, less an adjustment for amounts surrendered; or

(3) the highest contract value on any 5-year contract anniversary prior to the annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that 5-year contract anniversary.

The contract value in items (1) and (3) above will include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the annuitant's death, the death benefit will be the greater of (1) or (2) above.

If the annuitant dies prior to the annuitization date and the total of all purchase payments made to the contract is greater than $3,000,000, the death benefit will be determined using the following formula:

(A x F) + B(1 - F), where

     A = the greatest of:

       (1) the contract value;

       (2) the total of all purchase payments, less an adjustment for amounts surrendered; or

       (3) the highest contract value on any 5-year contract anniversary prior to the annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that 5-year contract anniversary.

       The contract value in items (1) and (3) above will include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

       The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

       If Nationwide does not receive all information necessary to pay the death benefit within one year of the annuitant's death, the calculation for A above will be the greater of (1) or (2) above.

     B = the contract value; and

     F = the ratio of $3,000,000 to the total of all purchase payments made to the contract.

One-Year Enhanced Death Benefit Option

For an additional charge at an annualized rate of 0.15% of the daily net assets of the variable account, a contract owner can elect the One-Year Enhanced Death Benefit Option.

If the annuitant dies prior to the annuitization date and the total of all purchase payments made to the contract is less than or equal to $3,000,000, the death benefit will be the greatest of:

(1)  the contract value;

(2) the total of all purchase payments, less an adjustment for amounts surrendered; or

(3) the highest contract value on any contract anniversary prior to the annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary.

The contract value in items (1) and (3) above will include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the annuitant's death, the death benefit will be the greater of (1) or (2) above.

If the annuitant dies prior to the annuitization date and the total of all purchase payments made to the contract is greater than $3,000,000, the death benefit will be determined using the following formula:

(A x F) + B(1 - F), where

     A = the greatest of:

       (1) the contract value;

       (2) the total of all purchase payments, less an adjustment for amounts surrendered; or

       (3) the highest contract value on any contract anniversary prior to the annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary.

       The contract value in items (1) and (3) above will include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

       The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

       If Nationwide does not receive all information necessary to pay the death benefit within one year of the annuitant's death, the calculation for A above will be the greater of (1) or (2) above.

     B = the contract value; and

     F = the ratio of $3,000,000 to the total of all purchase payments made to the contract.

One-Month Enhanced Death Benefit Option

For an additional charge at an annualized rate of 0.30% of the daily net assets of the variable account, a contract owner can elect the One-Month Enhanced Death Benefit Option.

If the annuitant dies prior to the annuitization date and the total of all purchase payments made to the contract is less than or equal to $3,000,000, the death benefit will be the greatest of:


(1)  the contract value;

(2) the total of all purchase payments, less an adjustment for amounts surrendered; or

(3) the highest contract value on any monthly contract anniversary prior to the annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that monthly contract anniversary.

The contract value in items (1) and (3) above will include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the annuitant's death, the death benefit will be the greater of (1) or (2) above.

If the annuitant dies prior to the annuitization date and the total of all purchase payments made to the contract is greater than $3,000,000, the death benefit will be determined using the following formula:

(A x F) + B(1 - F), where

     A = the greatest of:

       (1) the contract value;

       (2) the total of all purchase payments, less an adjustment for amounts surrendered; or

       (3) the highest contract value on any monthly contract anniversary prior to the annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that monthly contract anniversary.

       The contract value in items (1) and (3) above will include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

       The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

       If Nationwide does not receive all information necessary to pay the death benefit within one year of the annuitant's death, the calculation for A above will be the greater of (1) or (2) above.

     B = the contract value; and

     F = the ratio of $3,000,000 to the total of all purchase payments made to the contract.

Combination Enhanced Death Benefit Option

For an additional charge at an annualized rate of 0.40% of the daily net assets of the variable account, a contract owner can elect the Combination Enhanced Death Benefit Option. The Combination Enhanced Death Benefit is only available for contracts with annuitants age 80 or younger at the time of application.

If the annuitant dies prior to the annuitization date and the total of all purchase payments made to the contract is less than or equal to $3,000,000, the death benefit will be the greatest of:

(1)  the contract value;

(2) the total of all purchase payments , less an adjustment for amounts surrendered;

(3) the highest contract value on any contract anniversary before the annuitant's 81st birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary; or

(4)  the 5% interest anniversary value.

The contract value in items (1) and (3) above will include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the annuitant's death, the death benefit will be the greater of (1) or (2) above.

The 5% interest anniversary value is equal to purchase payments, accumulated at 5% annual compound interest until the last contract anniversary prior to the annuitant's 81st birthday, proportionately adjusted for amounts surrendered. The adjustment for amounts surrendered will reduce the accumulated value as of the most recent contract anniversary prior to each partial surrender in the same proportion that the contract value was reduced on the date of the partial surrender. Such total accumulated amount, after the surrender adjustment, shall not exceed 200% of purchase payments adjusted for amounts surrendered.

If, after the first contract anniversary, the fixed account allocation becomes greater than 30% of the contract value due to the application of additional purchase payments, additional surrenders, or transfers among investment options, then for purposes of calculating the 5% interest anniversary value, 0% will accrue for that year. If the fixed account allocation becomes greater than 30% as a result of market performance, interest will continue to accrue at 5% for the interest anniversary value.

If the annuitant dies prior to the annuitization date and the total of all purchase payments made to the contract is greater than $3,000,000, the death benefit will be determined using the following formula:

(A x F) + B(1 - F), where

     A = the greatest of:

         (1)  the contract value;

         (2) the total of all purchase payments, less an adjustment for amounts surrendered;

         (3) the highest contract value on any contract anniversary before the annuitant's 81st birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary; or

         (4)  the 5% interest anniversary value.

       The contract value in items (1) and (3) above will include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

       The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

       If Nationwide does not receive all information necessary to pay the death benefit within one year of the annuitant's death, the calculation for A above will be the greater of (1) or (2) above.

     B = the contract value; and

     F = the ratio of $3,000,000 to the total of all purchase payments made to the contract.

In the following scenarios, the 5% interest anniversary value would result in the greatest death benefit:

Scenario 1. The contract owner makes an initial deposit of $100,000, the market declines by 5%, and the annuitant dies shortly after 1st contract anniversary.

In this scenario, the beneficiary will receive the greatest of:

(1) Contract value: $95,000;

(2) Return of purchase payments: $100,000;

(3) Anniversary value: $100,000; or

(4) 5% interest anniversary value: $105,000.

The 5% interest anniversary value would result in the highest death benefit.

Scenario 2. The contract owner makes an initial deposit of $100,000 and the annuitant dies shortly after the 2nd contract anniversary. At the 1st contract anniversary, the contract value is $106,000; at the 2nd contract anniversary, the contract value is $108,000.

In this scenario, the beneficiary will receive the greatest of:

(1) Contract value: $108,000;

(2) Return of purchase payments: $100,000;

(3) Anniversary value: $108,000; or

(4) 5% interest anniversary value: $100,000 + 5% interest compounded annually for 2 years, or $110,250.

The 5% interest anniversary value would result in the highest death benefit.

Annuity Commencement Date

The annuity commencement date is the date on which annuity payments are scheduled to begin. Generally, the contract owner designates the annuity commencement date at the time of application. If no annuity commencement date is designated at the time of application, Nationwide will establish the annuity commencement date as the date the annuitant reaches age 90 for Non-Qualified Contracts and the date the contract owner reaches age 70 1/2 for all other contract types.

The contract owner may change the annuity commencement date before annuitization. This change must be in writing and approved by Nationwide. The annuity commencement date may not be later than the first day of the first calendar month after the annuitant's 90th birthday unless approved by Nationwide.

Annuitizing the Contract

Annuitization Date

The annuitization date is the date that annuity payments begin. The annuitization date will be the first day of a calendar month unless otherwise agreed. The annuitization date must be at least 2 years after the contract is issued, but may not be later than either:

o  the age (or date) specified in your contract; or

o  the age (or date) specified by state law, where applicable.

If the contract is issued to fund a Tax Sheltered Annuity, annuitization may occur during the first 2 years subject to Nationwide's approval.

On the annuitization date, the annuitant becomes the contract owner unless the contract owner is a Charitable Remainder Trust.

The Internal Revenue Code may require that distributions be made prior to the annuitization dates specified above (see "Required Distributions" in Appendix
B).

Annuitization

Annuitization is the period during which annuity payments are received. It is irrevocable once payments have begun. Upon arrival of the annuitization date, the annuitant must choose:

(1) an annuity payment option; and

(2) either a fixed payment annuity, variable payment annuity, or an available combination.

Any allocations in the fixed account that are to be annuitized as a variable payment annuity must be moved to the variable account prior to the annuitization date. There are no restrictions on fixed account transfers made in anticipation of annuitization.

Nationwide guarantees that each payment under a fixed payment annuity will be the same throughout annuitization. Under a variable payment annuity, the amount of each payment will vary with the performance of the underlying mutual funds chosen by the contract owner.

Fixed Annuity Payments

Fixed annuity payments provide for level annuity payments. Premium taxes are deducted prior to determining fixed annuity payments. The fixed annuity payments will remain level unless the annuity payment option provides otherwise.

Variable Annuity Payments

Variable annuity payments will vary depending on the performance of the underlying mutual funds selected.

First Variable Annuity Payment

The following factors determine the amount of the first variable annuity payment:

o the portion of purchase payments allocated to provide variable annuity payments;

o the variable account value on the annuitization date;

o the age and sex of the annuitant (and joint annuitant, if any);

o the annuity payment option elected;

o the frequency of annuity payments;

o the  annuitization  date;

o the assumed investment return (the net investment return required to maintain level variable annuity payments);

o the deduction of applicable premium taxes; and

o the date the contract was issued.

Subsequent Variable Annuity Payments

Variable annuity payments after the first will vary with the performance of the underlying mutual funds chosen by the contract owner after the investment performance is adjusted by the assumed investment return factor.

The dollar amount of each subsequent variable annuity payment is determined by taking the portion of the first annuity payment funded by a particular sub-account divided by the annuity unit value for that sub-account as of the annuitization date. This establishes the number of annuity units provided by each sub-account for each variable annuity payment after the first.

The number of annuity units for each sub-account will remain constant, unless the contract owner transfers value from one underlying mutual fund to another.

The number of annuity units for each sub-account is multiplied by the annuity unit value for that sub-account for the valuation period for which the payment is due. The sum of these results for all the sub-accounts in which the contract owner invests establishes the dollar amount of the variable annuity payment.

Subsequent variable annuity payments may be more or less than the previous variable annuity payment, depending on whether the net investment performance of the elected underlying mutual funds is greater or lesser than the assumed investment return.

Assumed Investment Return

An assumed investment return is the net investment return required to maintain level variable annuity payments. Nationwide uses a 3.5% assumed investment return factor. Therefore, if the net investment performance of each sub-account in which the contract owner invests exactly equals 3.5% for every payment period, then each payment will be the same amount. To the extent that investment performance is not equal to 3.5% for given payment periods, the amount of the payments in those periods will not be the same. Payments will increase from one payment date to the next if the annualized net rate of return is greater than 3.5% during that time. Conversely, payments will decrease from one payment to the next if the annualized net rate of return is less than 3.5% during that time.

Nationwide uses the assumed investment rate of return to determine the amount of the first variable annuity payment.

Value of an Annuity Unit

Annuity unit values for sub-accounts are determined by:

(1) multiplying the annuity unit value for each sub-account for the immediately preceding valuation period by the net investment factor for the sub-account for the subsequent valuation period (see "Determining the Contract Value - Determining Variable Account Value - Valuing an Accumulation Unit"); and then

(2) multiplying the result from (1) by a factor to neutralize the assumed investment return factor.

Frequency and Amount of Annuity Payments

Annuity payments are based on the annuity payment option elected.

If the net amount to be annuitized is less than $2,000, Nationwide reserves the right to pay this amount in a lump sum instead of periodic annuity payments.

Nationwide reserves the right to change the frequency of payments if the amount of any payment becomes less than $20. The payment frequency will be changed to an interval that will result in payments of at least $20.

Annuity payments will generally be received within 7 to 10 days after each annuity payment date.

Annuity Payment Options

The annuitant must elect an annuity payment option before the annuitization date. If the annuitant fails to elect an annuity payment option, Nationwide will assume a Single Life with a 20 Year Term Certain annuity payment option. Once elected, the annuity payment option may not be changed.

Not all of the annuity payment options may be available in all states. Additionally, the annuity payment options available may be limited based on the annuitant's age (and the joint annuitant's age, if applicable) or requirements under the Internal Revenue Code.

Annuity Payment Options for Contracts with Total Purchase Payments Less Than or Equal to $2,000,000

If, at the annuitization date, the total of all purchase payments made to the contract is less than or equal to $2,000,000, the annuity payment options available are:

o Single Life;

o Standard Joint and Survivor; and

o Single Life with a 10 or 20 Year Term Certain.

Each of the annuity payment options is discussed more thoroughly below.

Single Life

The Single Life annuity payment option provides for annuity payments to be paid during the lifetime of the annuitant.

Payments will cease with the last payment before the annuitant's death. No death benefit will be paid.

No withdrawals other than the scheduled annuity payments are permitted.

Standard Joint and Survivor

The Standard Joint and Survivor annuity payment option provides for annuity payments to continue during the joint lifetimes of the annuitant and joint annuitant. After the death of either the annuitant or joint annuitant, payments will continue for the life of the survivor.

Payments will cease with the last payment due prior to the death of the last survivor of the annuitant and joint annuitant. No death benefit will be paid.

No withdrawals other than the scheduled annuity payments are permitted.

Single Life with a 10 or 20 Year Term Certain

The Single Life with a 10 or 20 Year Term Certain annuity payment option provides that monthly annuity payments will be paid during the annuitant's lifetime or for the term selected, whichever is longer. The term may be either 10 or 20 years.

If the annuitant dies before the end of the 10 or 20 year term, payments will be paid to the beneficiary for the remainder of the term.

No withdrawals other than the scheduled annuity payments are permitted.

Any Other Option

Annuity payment options not set forth in this provision may be available. Any annuity payment option not set forth in this provision must be approved by Nationwide.

Annuity Payment Options for Contracts with Total Purchase Payments Greater Than $2,000,000

If, at the annuitization date, the total of all purchase payments made to the contract is greater than $2,000,000, Nationwide may limit the annuity payment option to the longer of:

(1) a Fixed Life Annuity with a 20 Year Term Certain; or

(2) a Fixed Life Annuity with a Term Certain to Age 95.

Additionally, Nationwide will limit the amount that may be annuitized on a single life to $5,000,000. If the total amount to be annuitized is greater than $5,000,000, then, for the purpose of annuitization only, Nationwide will permit additional annuitants to be named.

Statements and Reports

Nationwide will mail contract owners statements and reports. Therefore, contract owners should promptly notify Nationwide of any address change.

These mailings will contain:

o    statements showing the contract's quarterly activity;

o confirmation statements showing transactions that affect the contract's value. Confirmation statements will not be sent for recurring transactions (i.e., Dollar Cost Averaging or salary reduction programs). Instead, confirmation of recurring transactions will appear in the contract's quarterly statements;

o semi-annual reports as of June 30 containing financial statements for the variable account; and

o annual reports as of December 31 containing financial statements for the variable account.

Contract owners should review statements and confirmations carefully. All errors or corrections must be reported to Nationwide immediately to assure proper crediting to the contract. Unless Nationwide is notified within 30 days of receipt of the statement, Nationwide will assume statements and confirmation statements are correct.

Legal Proceedings

Nationwide is a party to litigation and arbitration proceedings and inquiries from regulatory bodies in the ordinary course of its business.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

On October 29, 1998, Nationwide was named in a lawsuit filed in Ohio state court by plaintiff Mercedes Castillo that challenged the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint was brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by Nationwide and the other named defendants, which were allegedly used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. On May 28, 2002, the Court granted the motion of Marcus Shore to withdraw as a named plaintiff and denied plaintiffs' motion to add new persons as named plaintiffs. On November 4, 2002, the Court issued a decision granting Nationwide 's motion for summary judgment on all of plaintiff Mercedes Castillo's individual claims, and ruling that plaintiff's motion for class certification was moot. Following appeal by the plaintiff, both of those decisions were affirmed by the Ohio Court of Appeals on September 9, 2003. The plaintiff filed a notice of appeal of the decision by the Ohio Court of Appeals on October 24, 2003. The Ohio Supreme Court announced on January 21, 2004 that the appeal was not accepted and the time for reconsideration has expired.

On October 31, 2003, a lawsuit seeking class action status containing allegations similar to those made in the Castillo case was filed against Nationwide in Arizona federal court by plaintiff Robert Helman (Robert Helman et al v. Nationwide Life Insurance Company et al). This lawsuit is in a very preliminary stage and Nationwide is evaluating its merits. Nationwide intends to defend this lawsuit vigorously.

On August 15, 2001, Nationwide was named in a lawsuit filed in Connecticut federal court (Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company). The plaintiffs first amended their complaint on September 6, 2001 to include class action allegations, and have subsequently amended their complaint twice. As amended, in the current complaint, the plaintiffs seek to represent a class of ERISA qualified retirement plans that purchased variable annuities from Nationwide. Plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts, and that Nationwide acquired and breached ERISA fiduciary duties by accepting service payments from certain mutual funds that allegedly consisted of or diminished those ERISA plan assets. The complaint seeks disgorgement of some or all of the fees allegedly received by Nationwide and other unspecified relief for restitution, along with declaratory and injunctive relief and attorneys' fees. On December 3, 2001, the plaintiffs filed a motion for class certification. Plaintiffs filed a supplement to that motion on September 19, 2003. Nationwide opposed that motion on December 24, 2003. On January 30, 2004, Nationwide filed its Revised Memorandum in Support of Summary Judgment and a Motion Requesting that the Court Decide Summary Judgment before Class Certification. Plaintiffs are opposing that motion. Nationwide intends to defend this lawsuit vigorously.

On May 1, 2003, a class action was filed against Nationwide in the United States District Court for the Eastern District of Louisiana (Edward Miller, Individually, and on behalf of all others similarly situated, v. Nationwide Life Insurance Company). The complaint alleges that in 2001, plaintiff Edward Miller purchased three group modified single premium variable annuities issued by Nationwide. Plaintiff alleges that Nationwide represented in its prospectus and promised in its annuity contracts that contract holders could transfer assets without charge among the various funds available through the contracts, that the transfer rights of contract holders could not be modified and that NLIC's expense charges under the contracts were fixed. Plaintiff claims that Nationwide has breached the contracts and violated federal securities laws by imposing trading fees on transfers that were supposed to have been without charge. Plaintiff seeks compensatory damages and rescission on behalf of himself and a class of persons who purchased this type of annuity or similar contracts issued by Nationwide between May 1, 2001 and April 30, 2002 inclusive and were allegedly damaged by paying transfer fees. Nationwide's motion to dismiss the complaint was granted by the Court on October 28, 2003. Plaintiff has appealed that dismissal.

On January 21, 2004, Nationwide was named in a lawsuit filed in the U.S. District Court for the Northern District of Mississippi (United Investors Life Insurance Company v. Nationwide Life Insurance Company and/or Nationwide Life Insurance Company of America and/or Nationwide Life and Annuity Insurance Company and/or Nationwide Life and Annuity Company of America and/or Nationwide Financial Services, Inc. and/or Nationwide Financial Corporation, and John Does A-Z). In its complaint, the plaintiff alleges that Nationwide and/or its affiliated life insurance companies (1) tortiously interfered with the plaintiff's contractual and fiduciary relationship with Waddell & Reed, Inc. and/or its affiliates, Waddell & Reed Financial, Inc., Waddell & Reed Financial Services, Inc. and W & R Insurance Agency, Inc. (collectively, "Waddell & Reed"), (2) conspired with and otherwise caused Waddell & Reed to breach its contractual and fiduciary obligations to the plaintiff, and (3) tortiously interfered with the plaintiff's contractual relationship with policyholders of insurance policies issued by the plaintiff. The complaint seeks compensatory damages, punitive damages, pre- and post-judgment interest, a full accounting, and costs and disbursements, including attorneys' fees. The plaintiff seeks to have each defendant judged jointly and severally liable for all damages. This lawsuit is in a very preliminary stage, and Nationwide intends to defend it vigorously.

The financial services industry, including mutual fund, variable annuity and distribution companies have been the subject of increasing scrutiny by regulators, legislators, and the media over the past year. Numerous regulatory agencies, including the SEC and the New York Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund companies on those issues. Investigations and enforcement actions have also been commenced, on a smaller scale, regarding the sales practices of mutual fund and variable annuity distributors. These legal proceedings are expected to continue in the future. These investigations and proceedings could result in legal precedents, as well as new industry-wide legislation, rules, or regulations, that could significantly affect the financial services industry, including variable annuity companies. Nationwide has been contacted by regulatory agencies for information relating to market timing, late trading, and sales practices. Nationwide is cooperating with these regulatory agencies and is responding to those information requests.

There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on Nationwide in the future.

Waddell & Reed, Inc. is a party to legal proceedings incident to its normal business operations. While there can be no assurances, none of the currently pending legal proceedings are anticipated to have a materially adverse effect on the ability of Waddell & Reed, Inc. to perform the services as distributor of the contracts. Among the legal proceedings to which Waddell & Reed, Inc. is a party are the following proceedings relating to the distribution of variable annuities:

On March 19, 2002, a jury found in favor of United Investors Life Insurance Company (UILIC) in a civil lawsuit filed by UILIC on May 4, 2000, in Alabama District Court against Waddell & Reed, Inc. and certain of its affiliated companies and assessed compensatory damages in the amount of $50 million. The lawsuit primarily involved the enforceability of a letter agreement signed by UILIC and Waddell & Reed, Inc. in July of 1999 and claims by UILIC that Waddell & Reed, Inc. tortiously interfered with its business relations by recommending to certain of its customers that they exchange their UILIC variable annuities for variable annuities issued by Nationwide. On April 18, 2003, the Alabama Supreme Court reversed the $50 million verdict against Waddell & Reed, Inc. and entered judgment as a matter of law in favor of Waddell & Reed, Inc. and its affiliates on the tortious interference, fraudulent suppression and promissory fraud claims. The remaining claims were remanded for a new trial. On March 17, 2004, after a new trial on the remaining counts, a jury found in favor of UILIC, awarded no compensatory damages, but awarded punitive damages of $15 million against Waddell & Reed, Inc. and $30 million against two affiliated companies on UILIC's conversion claim. The jury denied UILIC's claim for fraud. Waddell & Reed, Inc. plans to contest the jury's verdict through post-trial motions and, if necessary, will appeal the verdict.

UILIC has also filed a civil lawsuit against Waddell & Reed, Inc. and certain of its affiliated companies in the Superior Court of the State of California on October 10, 2001, alleging violation of California Business and Professions Code
Section 17200, et seq. in connection with the same events that served as the basis for its Alabama lawsuit. UILIC seeks injunctive and monetary relief for alleged improper sales practices in connection with recommendations to certain customers residing in California that they exchange their UILIC variable annuities for variable annuities issued by Nationwide. Waddell & Reed, Inc. denies any violation of the California

Business and Professions Code and intends to vigorously defend itself in this lawsuit.

On January 14, 2004, the NASD commenced an enforcement action against Waddell & Reed, Inc., its former president and current national sales manager based upon the events at issue in the lawsuits filed by UILIC alleging that violations of NASD rules occurred in connection with clients' exchanges of their variable annuity contracts. Specifically, the NASD has alleged in its complaint that Waddell & Reed, Inc. failed to take adequate steps to determine whether there were reasonable grounds for the clients to enter into certain exchanges, failed to establish sufficient guidance for the sales force to use in determining the suitability of the exchanges, failed to establish and maintain supervisory procedures that were reasonably designed to achieve compliance with the requirements of the NASD's suitability rule and failed to maintain books and records regarding certain exchange orders that were rejected by the firm. Waddell & Reed, Inc. denies the NASD's allegations and believes that the challenged exchanges were beneficial for Waddell & Reed's clients, that the firm's supervisory procedures and guidelines were consistent with NASD rules and guidance and that all required books and records were preserved.

Advertising

Money Market Yields

Nationwide may advertise the "yield" and "effective yield" for the money market sub-account. Yield and effective yield are annualized, which means that it is assumed that the underlying mutual fund generates the same level of net income throughout a year.

Yield is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the underlying mutual fund's units. The effective yield is calculated similarly, but reflects assumed compounding, calculated under rules prescribed by the SEC. Thus, effective yield will be slightly higher than yield, due to the compounding.

Historical Performance of the Sub-Accounts

Nationwide will advertise historical performance of the sub-accounts in accordance with SEC prescribed calculations. Performance information is annualized. However, if a sub-account has been available in the variable account for less than one year, the performance information for that sub-account is not annualized. Performance information is based on historical earnings and is not intended to predict or project future results.

Standardized performance will reflect the maximum variable account charges possible under the contract, the Contract Maintenance Charge, and the standard CDSC schedule. Non-standardized performance, which will be accompanied by standardized performance, will reflect other expense structures contemplated under the contract. The expense assumptions will be stated in the advertisement.


            Table of Contents of Statement of Additional Information

                                                                   Page
General Information and History.......................................1
Services..............................................................1
Purchase of Securities Being Offered..................................1
Underwriters..........................................................2
Annuity Payments......................................................2
Financial Statements..................................................3

Appendix A: Underlying Mutual Funds

The underlying mutual funds listed below are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies. There is no guarantee that the investment objectives will be met.

               Please refer to the prospectus for each underlying
                   mutual fund for more detailed information.

W&R Target Funds, Inc. - Asset Strategy Portfolio
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            High total return.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R Target Funds, Inc. - Balanced Portfolio
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Current income with a secondary goal of long-term capital appreciation.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R Target Funds, Inc. - Bond Portfolio
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Reasonable return with emphasis on preservation of capital.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R Target Funds, Inc. - Core Equity Portfolio
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital growth and income.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R Target Funds, Inc. - Dividend Income Portfolio
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Income and long-term capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R Target Funds, Inc. - Growth Portfolio
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R Target Funds, Inc. - High Income Portfolio
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            High current income with secondary goal of capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R Target Funds, Inc. - International Portfolio
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital appreciation and goal of current income.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R Target Funds, Inc. - International II Portfolio
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
------------------------------------------------ -----------------------------------------------------------------------------------
Sub-adviser:                                     Templeton Investment Counsel, LLC
------------------------------------------------ -----------------------------------------------------------------------------------
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R Target Funds, Inc. - Limited-Term Bond Portfolio
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            High level of current income.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R Target Funds, Inc. - Micro Cap Growth Portfolio
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
------------------------------------------------ -----------------------------------------------------------------------------------
Sub-adviser:                                     Wall Street Associates
------------------------------------------------ -----------------------------------------------------------------------------------
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital appreciation.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R Target Funds, Inc. - Money Market Portfolio
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Current income.
------------------------------------------------ -----------------------------------------------------------------------------------


W&R Target Funds, Inc. - Science and Technology Portfolio
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R Target Funds, Inc. - Small Cap Growth Portfolio
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R Target Funds, Inc. - Small Cap Value Portfolio
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
------------------------------------------------ -----------------------------------------------------------------------------------
Sub-adviser:                                     State Street Research & Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term accumulation of capital.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R Target Funds, Inc. - Value Portfolio
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

Appendix B: Contract Types and Tax Information


Types of Contracts

The contracts described in this prospectus are classified according to the tax treatment to which they are subject under the Internal Revenue Code. The following is a general description of the various types of contracts. Eligibility requirements, tax benefits (if any), limitations, and other features of the contracts will differ depending on the type of contract.

Charitable Remainder Trusts

Charitable Remainder Trusts are trusts that meet the requirements of Section 664 of the Internal Revenue Code. Non-Qualified Contracts that are issued to Charitable Remainder Trusts will differ from other Non-Qualified Contracts in three respects:

(1) Waiver of CDSC. A contract issued to a Charitable Remainder Trust may withdraw free of CDSC the greater of: the amount which would otherwise be available for withdrawal without CDSC; and the difference between:

     (a)  the contract value at the close of the day before the withdrawal; and

     (b) the total purchase payments made to the contract (less an adjustment for amounts surrendered).

(2) Contract ownership at annuitization. On the annuitization date, if the contract owner is a Charitable Remainder Trust, the Charitable Remainder Trust will continue to be the contract owner and the annuitant will NOT become the contract owner.

(3) Recipient of death benefit proceeds. With respect to the death benefit proceeds, if the contract owner is a Charitable Remainder Trust, the death benefit is payable to the Charitable Remainder Trust. Any designation in conflict with the Charitable Remainder Trust's right to the death benefit will be void.

While these provisions are intended to facilitate a Charitable Remainder Trust's ownership of this contract, the rules governing Charitable Remainder Trusts are numerous and complex. A Charitable Remainder Trust that is considering purchasing this contract should seek the advice of a qualified tax and/or financial adviser prior to purchasing the contract.

Individual Retirement Annuities ("IRAs")

IRAs are contracts that satisfy the provisions of Section 408(b) of the Internal Revenue Code, including the following requirements:

o the contract is not transferable by the owner;

o the premiums are not fixed;

o the annual premium cannot exceed $3,000 (although rollovers of greater amounts from qualified plans, Tax Sheltered Annuities and other IRAs can be received);

o certain minimum distribution requirements must be satisfied after the owner attains the age of 70 1/2;

o the entire interest of the owner in the contract is nonforfeitable; and

o after the death of the owner, additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

Depending on the circumstance of the owner, all or a portion of the contributions made to the account may be deducted for federal income tax purposes.

Failure to make the mandatory distributions can result in an additional penalty tax of 50% of the excess of the amount required to be distributed over the amount that was actually distributed.

IRAs may receive rollover contributions from Individual Retirement Accounts, other IRAs, Tax Sheltered Annuities, certain 457 governmental plans and qualified retirement plans (including 401(k) plans).

For further details regarding IRAs, please refer to the disclosure statement provided when the IRA was established.

Investment-Only Contracts (Qualified Plans)

Contracts that are owned by Qualified Plans are not intended to confer tax benefits on the beneficiaries of the plan; they are used as investment vehicles for the plan. The income tax consequences to the beneficiary of a Qualified Plan are controlled by the operation of the plan, not by operation of the assets in which the plan invests.

Beneficiaries of Qualified Plans should contact their employer and/or trustee of the plan to obtain and review the plan, trust, summary plan description and other documents for the tax and other consequences of being a participant in a Qualified Plan.

Non-Qualified Contracts

A Non-Qualified Contract is a contract that does not qualify for certain tax benefits under the Internal Revenue Code, and which is not an IRA, a Roth IRA, a SEP IRA, a Simple IRA, or a Tax Sheltered Annuity.

Upon the death of the owner of a Non-Qualified Contract, mandatory distribution requirements are imposed to ensure distribution of the entire balance in the contract within a required statutory period.

Non-Qualified Contracts that are owned by natural persons allow for the deferral of taxation on the income earned in the contract until it is distributed or deemed to be distributed.

Roth IRAs

Roth IRA contracts are contracts that satisfy the requirements of Section 408A of the Internal Revenue Code, including the following requirements:

o the contract is not transferable by the owner;

o the premiums are not fixed;

o the annual premium cannot exceed $3,000 (although rollovers of greater amounts from other Roth IRAs and IRAs can be received);

o the entire interest of the owner in the contract is nonforfeitable; and

o after the death of the owner, certain distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

A Roth IRA can receive a rollover from an IRA however, the amount rolled over from the IRA to the Roth IRA is required to be included in the owner's federal gross income at the time of the rollover, and will be subject to federal income tax.

There are income limitations on eligibility to participate in a Roth IRA and additional income limitations for eligibility to roll over amounts from an IRA to a Roth IRA. For further details regarding Roth IRAs, please refer to the disclosure statement provided when the Roth IRA was established.

Simplified Employee Pension IRAs ("SEP IRAs")

A SEP IRA is a written plan established by an employer for the benefit of employees which permits the employer to make contributions to an IRA established for the benefit of each employee.

An employee may make deductible contributions to a SEP IRA in the same way, and with the same restrictions and limitations, as an IRA. In addition, the employer may make contributions to the SEP IRA, subject to dollar and percentage limitations imposed by both the Internal Revenue Code and the written plan.

A SEP IRA plan must satisfy:

o  minimum participation rules;
o  top-heavy contribution rules;
o  nondiscriminatory allocation rules; and
o  requirements regarding a written allocation formula.

In addition, the plan cannot restrict withdrawals of non-elective contributions, and must restrict withdrawals of elective contributions before March 15th of the following year.

Simple IRAs

A Simple IRA is an Individual Retirement Annuity that is funded exclusively by a qualified salary reduction arrangement and satisfies:

o vesting requirements;

o participation requirements; and

o administrative requirements.

The funds contributed to a Simple IRA cannot be commingled with funds in IRAs or SEP IRAs.

A Simple IRA cannot receive rollover distributions except from another Simple
IRA.

Tax Sheltered Annuities (Non-ERISA)

Certain tax-exempt organizations (described in section 501(c)(3) of the Internal Revenue Code) and public school systems may establish a plan under which annuity contracts can be purchased for their employees. These annuity contracts are often referred to as Tax Sheltered Annuities.

Purchase payments made to Tax Sheltered Annuities are excludable from the income of the employee, up to statutory maximum amounts. These amounts should be set forth in the plan adopted by the employer.

Tax Sheltered Annuities may receive rollover contributions from Individual Retirement Accounts, IRAs, other Tax Sheltered Annuities, certain 457 governmental plans, and qualified retirement plans (including 401(k) plans).

The owner's interest in the contract is nonforfeitable (except for failure to pay premiums) and cannot be transferred. Certain minimum distribution requirements must be satisfied after the owner attains the age of 70 1/2, and after the death of the owner. Additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the required period of time.

Federal Tax Considerations

Federal Income Taxes

The tax consequences of purchasing a contract described in this prospectus will depend on:

o the type of contract purchased;

o the purposes for which the contract is purchased; and

o the personal circumstances of individual investors having interests in the contracts.

Existing tax rules are subject to change, and may affect individuals differently depending on their situation. Nationwide does not guarantee the tax status of any contracts or any transactions involving the contracts.

Representatives of the Internal Revenue Service have informally suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. In 2003, the Internal Revenue Service issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The Internal Revenue Service has also indicated that exceeding 20 investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The revenue ruling did not indicate the actual number of underlying mutual funds that would cause the contract to not provide the desired tax treatment. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment under Section 72 of the Internal Revenue Code, Nationwide will take whatever steps are available to remain in compliance.

If the contract is purchased as an investment of certain retirement plans (such as qualified retirement plans, Individual

Retirement Accounts, and custodial accounts as described in Sections 401, 408(a), and 403(b)(7) of the Internal Revenue Code), the tax advantages enjoyed by the contract owner and/or annuitant may relate to participation in the plan rather than ownership of the annuity contract. Such plans are permitted to purchase investments other than annuities and retain tax-deferred status.

The following is a brief summary of some of the federal income tax considerations related to the contracts. In addition to the federal income tax, distributions from annuity contracts may be subject to state and local income taxes. The tax rules across all states and localities are not uniform and therefore will not be discussed in this prospectus. Tax rules that may apply to contracts issued in U.S. territories such as Puerto Rico and Guam are also not discussed. Nothing in this prospectus should be considered to be tax advice. Contract owners and prospective contract owners should consult a financial consultant, tax adviser or legal counsel to discuss the taxation and use of the contracts.

IRAs, SEP IRAs and Simple IRAs

Distributions from IRAs, SEP IRAs and Simple IRAs are generally taxed when received. If any of the amount contributed to the IRA, SEP IRA or Simple IRA was nondeductible for federal income tax purposes, then a portion of each distribution is excludable from income.

If distributions of income from an IRA, SEP IRA or Simple IRA are made prior to the date that the owner attains the age of 59 1/2 years, the income is subject to the regular income tax and an additional penalty tax of 10% is generally applicable. (For Simple IRAs, the 10% penalty is increased to 25% if the distribution is made during the 2 year period beginning on the date that the individual first participated in the Simple IRA.) The 10% penalty tax can be avoided if the distribution is:

o  made to a beneficiary on or after the death of the owner;

o attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

o part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

o  used for qualified higher education expenses; or

o used for expenses attributable to the purchase of a home for a qualified first-time buyer.

Roth IRAs

Distributions of earnings from Roth IRAs are taxable or non-taxable depending upon whether they are "qualified distributions" or "nonqualified distributions." A "qualified distribution" is one that satisfies the five-year rule and meets one of the following requirements:


o it is made on or after the date on which the  contract  owner  attains  age 59
  1/2;

o it is made to a beneficiary (or the contract owner's estate) on or after the death of the contract owner;

o it is attributable to the contract owner's disability; or

o it is used for expenses attributable to the purchase of a home for a qualified first-time buyer.

The five year rule generally is satisfied if the distribution is not made within the five taxable year period beginning with the first taxable year in which a contribution is made to any Roth IRA established for the owner.

A qualified distribution is not includable in gross income for federal income tax purposes.

A non-qualified distribution is not includable in gross income to the extent that the distribution, when added to all previous distributions, does not exceed the total amount of contributions made to the Roth IRA. Any non-qualified distribution in excess of total contributions is includable in the contract owner's gross income in the year that is distributed to the contract owner.

Special rules apply for Roth IRAs that have proceeds received from an IRA prior to January 1, 1999 if the owner elected the special 4-year income averaging provisions that were in effect for 1998.

If non-qualified distributions of income from a Roth IRA are made prior to the date that the owner attains the age of 59 1/2 years, the income is subject to both the regular income tax and an additional penalty tax of 10%. The penalty tax can be avoided if the distribution is:

o made to a beneficiary on or after the death of the owner;

o attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

o part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

o for qualified higher education expenses; or

o used for expenses attributable to the purchase of a home for a qualified first-time buyer.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner's gross estate for tax purposes.

Tax Sheltered Annuities

Distributions from Tax Sheltered Annuities are generally taxed when received. A portion of each distribution is excludable from income based on a formula established pursuant to the Internal Revenue Code. The formula excludes from income the amount invested in the contract divided by the number of anticipated payments until the full investment in the contract is recovered. Thereafter all distributions are fully taxable.

If a distribution of income is made from a Tax Sheltered Annuity prior to the date that the owner attains the age of 59 1/2 years, the income is subject to the regular income tax and an additional penalty tax of 10%. The penalty tax can be avoided if the distribution is:

o made to a beneficiary on or after the death of the owner;

o attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

o part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary; or

o made to the owner after separation from service with his or her employer after age 55.

Non-Qualified Contracts - Natural Persons as Contract Owners

Generally, the income earned inside a Non-Qualified Contract that is owned by a natural person is not taxable until it is distributed from the contract.

Distributions before the annuitization date are taxable to the contract owner to the extent that the cash value of the contract exceeds the contract owner's investment at the time of the distribution. Distributions, for this purpose, include partial surrenders, any portion of the contract that is assigned or pledged; or any portion of the contract that is transferred by gift. For these purposes, a transfer by gift may occur upon annuitization if the contract owner and the annuitant are not the same individual.

With respect to annuity distributions on or after the annuitization date, a portion of each annuity payment is excludable from taxable income. The amount excludable is based on the ratio between the contract owner's investment in the contract and the expected return on the contract. Once the entire investment in the contract is recovered, all distributions are fully includable in income. The maximum amount excludable from income is the investment in the contract. If the annuitant dies before the entire investment in the contract has been excluded from income, and as a result of the annuitant's death no more payments are due under the contract, then the unrecovered investment in the contract may be deducted on his or her final tax return.

In determining the taxable amount of a distribution, all annuity contracts issued after October 21, 1988 by the same company to the same contract owner during the same calendar year will be treated as one annuity contract.

A special rule applies to distributions from contracts that have investments that were made prior to August 14, 1982. For those contracts, distributions that are made prior to the annuitization date are treated first as a recovery of the investment in the contract as of that date. A distribution in excess of the amount of the investment in the contract as of August 14, 1982, will be treated as taxable income.

The Internal Revenue Code imposes a penalty tax if a distribution is made before the contract owner reaches age 59 1/2. The amount of the penalty is 10% of the portion of any distribution that is includable in gross income. The penalty tax does not apply if the distribution is:

o the result of a contract owner's death;

o the result of a contract owner's disability, (as defined in the Internal Revenue Code);

o one of a series of substantially equal periodic payments made over the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the beneficiary selected by the contract owner to receive payment under the annuity payment option selected by the contract owner; or

o is allocable to an investment in the contract before August 14, 1982.

Non-Qualified Contracts - Non-Natural Persons as Contract Owners

The previous discussion related to the taxation of Non-Qualified Contracts owned by individuals. Different rules (the so-called "non-natural person" rules) apply if the contract owner is not a natural person.

Generally, contracts owned by corporations, partnerships, trusts, and similar entities are not treated as annuity contracts under the Internal Revenue Code. Therefore, income earned under a Non-Qualified Contract that is owned by a non-natural person is taxed as ordinary income during the taxable year that it is earned. Taxation is not deferred, even if the income is not distributed out of the contract. The income is taxable as ordinary income, not capital gain.

The non-natural person rules do not apply to all entity-owned contracts. For purposes of the rule that annuity contracts that are owned by non-natural persons are not treated as annuity contracts for tax purposes, a contract that is owned by a non-natural person as an agent of an individual is treated as owned by the individual. This would cause the contract to be treated as an annuity under the Internal Revenue Code, allowing tax deferral. However, this exception does not apply when the non-natural person is an employer that holds the contract under a non-qualified deferred compensation arrangement for one or more employees.

The non-natural person rules also do not apply to contracts that are:

o acquired by the estate of a decedent by reason of the death of the decedent;

o issued in connection with certain qualified retirement plans and individual retirement plans;

o purchased by an employer upon the termination of certain qualified retirement plans;

o immediate annuities within the meaning of Section 72(u) of the Internal Revenue Code.

Withholding

Pre-death distributions from the contracts are subject to federal income tax. Nationwide will withhold the tax from the distributions unless the contract owner requests otherwise. If the distribution is from a Tax Sheltered Annuity, it will be subject to mandatory 20% withholding that cannot be waived, unless:

o the distribution is made directly to another Tax Sheltered Annuity or IRA; or

o the distribution satisfies the minimum distribution requirements imposed by the Internal Revenue Code.

In addition, under some circumstances, the Internal Revenue Code will not permit contract owners to waive withholding. Such circumstances include:

o if the payee does not provide Nationwide with a taxpayer identification number; or

o if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect.

If a contract owner is prohibited from waiving withholding, as described above, the distribution will be subject to mandatory back-up withholding. The mandatory back-up withholding rate is established by Section 3406 of the Internal Revenue Code and is applied against the amount of income that is distributed.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal income tax at a rate of 30% of the amount of income that is distributed. Nationwide is required to withhold this amount and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must:

(1) provide Nationwide with proof of residency and citizenship (in accordance with Internal Revenue Service requirements); and
(2) provide Nationwide with an individual taxpayer identification number.

If the non-resident alien does not meet the above conditions, Nationwide will withhold 30% of income from the distribution.

Another way to avoid the 30% withholding is for the non-resident alien to provide Nationwide with sufficient evidence that:

(1) the distribution is connected to the non-resident alien's conduct of business in the United States; and

(2) the distribution is not includable in the non-resident alien's gross income for United States federal income tax purposes.

Note that these distributions may be subject to back-up withholding, currently 30%, if a correct taxpayer identification number is not provided.

Federal Estate, Gift, and Generation Skipping Transfer Taxes

The following transfers may be considered a gift for federal gift tax purposes:

o a transfer of the contract from one contract owner to another; or

o a distribution to someone other than a contract owner.

Upon the contract owner's death, the value of the contract may subject to estate taxes, even if all or a portion of the value is also subject to federal income taxes.

Section 2612 of the Internal Revenue Code may require Nationwide to determine whether a death benefit or other distribution is a "direct skip" and the amount of the resulting generation skipping transfer tax, if any. A direct skip is when property is transferred to, or a death benefit or other distribution is made to:


(a) an individual who is two or more generations younger than the contract owner; or

(b) certain trusts, as described in Section 2613 of the Internal Revenue Code (generally, trusts that have no beneficiaries who are not 2 or more generations younger than the contract owner).

If the contract owner is not an individual, then for this purpose only, "contract owner" refers to any person:

o who would be required to include the contract, death benefit, distribution, or other payment in his or her federal gross estate at his or her death; or

o who is required to report the transfer of the contract, death benefit, distribution, or other payment for federal gift tax purposes.

If a transfer is a direct skip, Nationwide will deduct the amount of the transfer tax from the death benefit, distribution or other payment, and remit it directly to the Internal Revenue Service.

Charge for Tax

Nationwide is not required to maintain a capital gain reserve liability on Non-Qualified Contracts. If tax laws change requiring a reserve, Nationwide may implement and adjust a tax charge.

Diversification

Internal Revenue Code Section 817(h) contains rules on diversification requirements for variable annuity contracts. A variable annuity contract that does not meet these diversification requirements will not be treated as an annuity, unless:

o        the failure to diversify was accidental;

o        the failure is corrected; and

o        a fine is paid to the Internal Revenue Service.

The amount of the fine will be the amount of tax that would have been paid by the contract owner if the income, for the period the contract was not diversified, had been received by the contract owner.

If the violation is not corrected, the contract owner will be considered the owner of the underlying securities and will be taxed on the earnings of his or her contract. Nationwide believes that the investments underlying this contract meet these diversification requirements.

Tax Changes

The foregoing tax information is based on Nationwide's understanding of federal tax laws. It is NOT intended as tax advice. All information is subject to change without notice. You should consult with your personal tax and/or financial adviser for more information.

In 2001, the Economic Growth and Tax Relief Reconciliation Act (EGTRRA) was enacted. EGTRRA made numerous changes to the Internal Revenue Code, including the following:

o generally lowering federal income tax rates;

o increasing the amounts that may be contributed to various retirement plans, such as IRAs, Tax Sheltered Annuities and Qualified Plans;

o increasing the portability of various retirement plans by permitting IRAs, Tax Sheltered Annuities, Qualified Plans and certain governmental 457 plans to "roll" money from one plan to another;

o eliminating and/or reducing the highest federal estate tax rates;

o increasing the estate tax credit; and

o for persons dying after 2009, repealing the estate tax.

All of the changes resulting from EGTRRA are scheduled to "sunset," or become ineffective, after December 31, 2010 unless they are extended by additional legislation. If changes resulting from EGTRRA are not extended, beginning January 1, 2011, the Internal Revenue Code will be restored to its pre-EGTRRA form. This creates uncertainty as to future tax requirements and implications. Please consult a qualified tax or financial adviser for further information relating to EGTRRA and other tax issues.

Required Distributions

Any distribution paid that is NOT due to payment of the death benefit may be subject to a CDSC.

The Internal Revenue Code requires that certain distributions be made from the contracts issued in conjunction with this prospectus. Following is an overview of the required distribution rules applicable to each type of contract. Please consult a qualified tax or financial adviser for more specific required distribution information.

Required Distributions - General Information

In general, a beneficiary is an entity or person that the contract owner designates to receive death proceeds upon the contract owner's death. The distribution rules in the Internal Revenue Code make a distinction between "beneficiary" and "designated beneficiary" when determining the life expectancy that may be used for payments that are made from IRAs, SEP IRAs, Simple IRAs, Roth IRAs and Tax Sheltered Annuities after the death of the annuitant, or that are made from Non-Qualified Contracts after the death of the contract owner. A designated beneficiary is a natural person who is designated by the contract owner as the beneficiary under the contract. Non-natural beneficiaries (e.g. charities or certain trusts) are not designated beneficiaries for the purpose of required distributions and the life expectancy of such a beneficiary is zero.

Life expectancies and joint life expectancies will be determined in accordance with the relevant guidance provided by the Internal Revenue Service and the Treasury Department, including but not limited to Treasury Regulation 1.72-9 and Treasury Regulation 1.401(a)(9)-5.

Required distributions paid upon the death of the contract owner are paid to the beneficiary or beneficiaries stipulated by the contract owner. How quickly the distributions must be made may be determined with respect to the life expectancies of the beneficiaries. For Non-Qualified Contracts, the beneficiaries used in the determination of the distribution period are those in effect on the date of the contract owner's death. For contracts other than Non-Qualified Contracts, the beneficiaries used in the determination of the distribution period do not have to be determined until December 31 of the year following the contract owner's death. If there is more than one beneficiary, the life expectancy of the beneficiary with the shortest life expectancy is used to determine the distribution period. Any beneficiary that is not a designated beneficiary has a life expectancy of zero.

Required Distributions for Non-Qualified Contracts

Internal Revenue Code Section 72(s) requires Nationwide to make certain distributions when a contract owner dies. The following distributions will be made in accordance with the following requirements:

(1) If any contract owner dies on or after the annuitization date and before the entire interest in the contract has been distributed, then the remaining interest must be distributed at least as rapidly as the distribution method in effect on the contract owner's death.

(2) If any contract owner dies before the annuitization date, then the entire interest in the contract (consisting of either the death benefit or the contract value reduced by charges set forth elsewhere in the contract) will be distributed within 5 years of the contract owner's death, provided however:

     (a) any interest payable to or for the benefit of a designated beneficiary may be distributed over the life of the designated beneficiary or over a period not longer than the life expectancy of the designated beneficiary. Payments must begin within one year of the contract owner's death unless otherwise permitted by federal income tax regulations; and

     (b) if the designated beneficiary is the surviving spouse of the deceased contract owner, the spouse can choose to become the contract owner instead of receiving a death benefit. Any distributions required under these distribution rules will be made upon that spouse's death.

In the event that the contract owner is not a natural person (e.g., a trust or corporation), for purposes of these distribution provisions:

(a) the death of the annuitant will be treated as the death of a contract owner;

(b)  any change of annuitant  will be treated as the death of a contract  owner;
     and

(c) in either case, the appropriate distribution will be made upon the death or change, as the case may be.

These distribution provisions do not apply to any contract exempt from Section 72(s) of the Internal Revenue Code by reason of Section 72(s)(5) or any other law or rule.

Required Distributions for Tax Sheltered Annuities, IRAs, SEP IRAs, Simple IRAs, and Roth IRAs

Distributions from a Tax Sheltered Annuity, IRA, SEP IRA or Simple IRA must begin no later than April 1 of the calendar year following the calendar year in which the contract owner reaches age 70 1/2. Distributions may be paid in a lump sum or in substantially equal payments over:

(a) the life of the contract owner or the joint lives of the contract owner and the contract owner's designated beneficiary; or

(b) a period not longer than the period determined under the table in Treasury Regulation 1.401(a)(9)-5, which is the deemed joint life expectancy of the contract owner and a person 10 years younger than the contract owner. If the designated beneficiary is the spouse of the contract owner, the period may not exceed the longer of the period determined under such table or the joint life expectancy of the contract owner and the contract owner's spouse, determined in accordance with Treasury Regulation 1.72-9, or such additional guidance as may be provided pursuant to Treasury Regulation 1.401(a)(9)-5.

For Tax Sheltered Annuities, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another Tax Sheltered Annuity of the contract owner.

For IRAs, SEP IRAs and Simple IRAs, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another IRA, SEP IRA or Simple IRA of the contract owner.

If the contract owner's entire interest in a Tax Sheltered Annuity, IRA, SEP IRA or Simple IRA will be distributed in equal or substantially equal payments over a period described in (a) or (b) above, the payments must begin on or before the required beginning date. The required beginning date is April 1 of the calendar year following the calendar year in which the contract owner reaches age 70 1/2. The rules for Roth IRAs do not require distributions to begin during the contract owner's lifetime, therefore, the required beginning date is not applicable to Roth IRAs.

If the contract owner dies before the required beginning date (in the case of a Tax Sheltered Annuity, IRA, SEP IRA, or Simple IRA) or before the entire contract value is distributed (in the case of Roth IRAs), any remaining interest in the contract must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:

(a) if the designated beneficiary is the contract owner's spouse, the applicable distribution period is the surviving spouse's remaining life expectancy using the surviving spouse's birthday for each distribution calendar year after the calendar year of the contract owner's death. For calendar years after the death of the contract owner's surviving spouse, the applicable distribution period is the spouse's remaining life expectancy using the spouse's age in the calendar year of the spouse's death, reduced by one for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse's death;

(b) if the designated beneficiary is not the contract owner's surviving spouse, the applicable distribution period is the designated beneficiary's remaining life expectancy using the designated beneficiary's birthday in the calendar year immediately following the calendar year of the contract owner's death, reduced by one for each calendar year that elapsed thereafter; and

(c) if there is no designated beneficiary, the entire balance of the contract must be distributed by December 31 of the fifth year following the contract owner's death.

If the contract owner dies on or after the required beginning date, the interest in the Tax Sheltered Annuity, IRA, SEP IRA or Simple IRA must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:


(a) if the designated beneficiary is the contract owner's spouse, the applicable distribution period is the surviving spouse's remaining life expectancy using the surviving spouse's birthday for each distribution calendar year after the calendar year of the contract owner's death. For calendar years after the death of the contract owner's surviving spouse, the applicable distribution period is the spouse's remaining life expectancy using the spouse's age in the calendar year of the spouse's death, reduced by one for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse's death;

(b) if the designated beneficiary is not the contract owner's surviving spouse, the applicable distribution period is the designated beneficiary's remaining life expectancy using the designated beneficiary's birthday in the calendar year immediately following the calendar year of the contract owner's death, reduced by one for each calendar year that elapsed thereafter; and

(c) if there is no designated beneficiary, the applicable distribution period is the contract owner's remaining life expectancy using the contract owner's birthday in the calendar year of the contract owner's death, reduced by one for each year thereafter.

If distribution requirements are not met, a penalty tax of 50% is levied on the difference between the amount that should have been distributed for that year and the amount that actually was distributed for that year.

For IRAs, SEP IRAs and Simple IRAs, all or a portion of each distribution will be included in the recipient's gross income and taxed at ordinary income tax rates. The portion of a distribution which is taxable is based on the ratio between the amount by which non-deductible purchase payments exceed prior non-taxable distributions and total account balances at the time of the distribution. The owner of an IRA, SEP IRA or Simple IRA must annually report the amount of non-deductible purchase payments, the amount of any distribution, the amount by which non-deductible purchase payments for all years exceed non taxable distributions for all years, and the total balance of all IRAs, SEP IRAs or Simple IRAs.

Distributions from Roth IRAs may be either taxable or nontaxable, depending upon whether they are "qualified distributions" or "non-qualified distributions" (see "Federal Tax Considerations").